                                                                     EXHIBIT 4.1
                                                                  Conformed Copy

================================================================================

                                  KINDER MORGAN
                              ENERGY PARTNERS, L.P.


                                     ISSUER

                                       AND


                       WACHOVIA BANK, NATIONAL ASSOCIATION


                                     TRUSTEE


                                   ----------


                                    INDENTURE


                           DATED AS OF AUGUST 19, 2002


                                   ----------


                    $250,000,000 5.35% SENIOR NOTES DUE 2007

                    $375,000,000 7.30% SENIOR NOTES DUE 2033



================================================================================

                       KINDER MORGAN ENERGY PARTNERS, L.P.

                 CERTAIN SECTIONS OF THIS INDENTURE RELATING TO
                   SECTIONS 310 THROUGH 318, INCLUSIVE, OF THE
                          TRUST INDENTURE ACT OF 1939:

Trust Indenture Act Section                                                             Indenture Section
---------------------------                                                             -----------------
Section 310 (a)(1).....................................................................                609
            (a)(2).....................................................................                609
            (a)(3).....................................................................     Not Applicable
            (a)(4).....................................................................     Not Applicable
            (b)........................................................................           608; 610
Section 311 (a)........................................................................                613
            (b)........................................................................                613
Section 312 (a)........................................................................           701; 702
            (b)........................................................................                702
            (c)........................................................................                702
Section 313 (a)........................................................................                703
            (b)........................................................................                703
            (c)........................................................................                703
            (d)........................................................................                703
Section 314 (a)........................................................................                704
            (a)(4).....................................................................               1004
            (b)........................................................................     Not Applicable
            (c)(1).....................................................................                102
            (c)(2).....................................................................                102
            (c)(3).....................................................................     Not Applicable
            (d)........................................................................     Not Applicable
            (e)........................................................................                102
Section 315 (a)........................................................................           601, 603
            (b)........................................................................                602
            (c)........................................................................                601
            (d)........................................................................                601
            (e)........................................................................                514
Section 316 (a)........................................................................                101
            (a)(1)(A)..................................................................           502; 512
            (a)(1)(B)..................................................................                513
            (a)(2).....................................................................     Not Applicable
            (b)........................................................................                508
            (c)........................................................................                104
Section 317 (a)(1).....................................................................                503
            (a)(2).....................................................................                504
            (b)........................................................................               1003
Section 318 (a)........................................................................                107

----------

         NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                   ARTICLE I

                            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.       Definitions...............................................................................1
Section 102.       Compliance Certificates and Opinions.....................................................14
Section 103.       Form of Documents Delivered to Trustee...................................................14
Section 104.       Acts of Holders; Record Dates............................................................15
Section 105.       Notices, Etc., to Trustee and Partnership................................................16
Section 106.       Notice to Holders; Waiver................................................................16
Section 107.       Conflict with Trust Indenture Act........................................................17
Section 108.       Effect of Headings and Table of Contents.................................................17
Section 109.       Successors and Assigns...................................................................17
Section 110.       Separability Clause......................................................................17
Section 111.       Benefits of Indenture....................................................................17
Section 112.       Governing Law............................................................................18
Section 113.       Legal Holidays...........................................................................18
Section 114.       Language of Notices, Etc.................................................................18

                                                  ARTICLE II

                                                SECURITY FORMS

Section 201.       Forms Generally..........................................................................18
Section 202.       Forms of Face of Securities..............................................................19
Section 203.       Forms of Reverse of Securities...........................................................20
Section 204.       Form of Trustee's Certificate and Authorization..........................................25

                                                  ARTICLE III

                                                THE SECURITIES

Section 301.       Title and Terms..........................................................................25
Section 302.       Denominations............................................................................26
Section 303.       Execution, Authentication, Delivery and Dating...........................................26
Section 304.       Temporary Securities.....................................................................26
Section 305.       Transfer and Exchange....................................................................27
Section 306.       Mutilated, Destroyed, Lost and Stolen Securities.........................................40
Section 307.       Payment of Interest; Interest Rights Preserved...........................................40
Section 308.       Persons Deemed Owners....................................................................41
Section 309.       Cancellation.............................................................................42
Section 310.       Computation of Interest..................................................................43
Section 311.       CUSIP Numbers............................................................................43

                                                  ARTICLE IV

                                          SATISFACTION AND DISCHARGE

Section 401.       Satisfaction and Discharge of Indenture..................................................43
Section 402.       Application of Trust Money...............................................................44

                                                   ARTICLE V

                                                   REMEDIES

Section 501.       Events of Default........................................................................44
Section 502.       Acceleration of Maturity; Rescission and Annulment.......................................45
Section 503.       Collection of Indebtedness and Suits for Enforcement by Trustee..........................46
Section 504.       Trustee May File Proofs of Claim.........................................................47
Section 505.       Trustee May Enforce Claims Without Possession of Securities..............................47
Section 506.       Application of Money Collected...........................................................47
Section 507.       Limitation on Suits......................................................................48
Section 508.       Unconditional Right of Holders to Receive Principal, Premium and Interest................48
Section 509.       Restoration of Rights and Remedies.......................................................48
Section 510.       Rights and Remedies Cumulative...........................................................49
Section 511.       Delay or Omission Not Waiver.............................................................49
Section 512.       Control by Holders.......................................................................49
Section 513.       Waiver of Past Defaults..................................................................49
Section 514.       Undertaking for Costs....................................................................50
Section 515.       Waiver of Usury, Stay or Extension Laws..................................................50

                                                  ARTICLE VI

                                                  THE TRUSTEE

Section 601.       Certain Duties and Responsibilities......................................................50
Section 602.       Notice of Defaults.......................................................................52
Section 603.       Certain Rights of Trustee................................................................52
Section 604.       Not Responsible for Recitals or Issuance of Securities...................................53
Section 605.       May Hold Securities......................................................................53
Section 606.       Money Held in Trust......................................................................53
Section 607.       Compensation and Reimbursement...........................................................53
Section 608.       Disqualification; Conflicting Interests..................................................54
Section 609.       Corporate Trustee Required; Eligibility..................................................54
Section 610.       Resignation and Removal; Appointment of Successor........................................55
Section 611.       Acceptance of Appointment by Successor...................................................56
Section 612.       Merger, Conversion, Consolidation or Succession to Business..............................56
Section 613.       Preferential Collection of Claims Against Partnership....................................56
Section 614.       Appointment of Authenticating Agent......................................................57

                                                  ARTICLE VII

                             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND PARTNERSHIP

Section 701.       Partnership to Furnish Trustee Names and Addresses of Holders............................58
Section 702.       Preservation of Information; Communications to Holders...................................58
Section 703.       Reports by Trustee.......................................................................59
Section 704.       Reports by Partnership...................................................................59

                                                 ARTICLE VIII

                             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.       Partnership and Guarantors May Consolidate, Etc., Only on Certain Terms..................60
Section 802.       Successor Substituted....................................................................60

                                                  ARTICLE IX

                                            SUPPLEMENTAL INDENTURES

Section 901.       Supplemental Indentures Without Consent of Holders.......................................61
Section 902.       Supplemental Indentures with Consent of Holders..........................................61
Section 903.       Execution of Supplemental Indentures.....................................................62
Section 904.       Effect of Supplemental Indentures........................................................62
Section 905.       Conformity with Trust Indenture Act......................................................63
Section 906.       Reference in Securities to Supplemental Indentures.......................................63

                                                   ARTICLE X

                                                   COVENANTS

Section 1001.      Payment of Principal, Premium and Interest...............................................63
Section 1002.      Maintenance of Office or Agency..........................................................63
Section 1003.      Money for Securities Payments to Be Held in Trust........................................64
Section 1004.      Statement by Officers as to Default......................................................65
Section 1005.      Existence................................................................................65
Section 1006.      Limitations on Liens.....................................................................65
Section 1007.      Restriction of Sale-Leaseback Transaction................................................66
Section 1008.      Waiver of Certain Covenants..............................................................67
Section 1009.      Officers' Certificate as to Liquidated Damages...........................................67

                                                  ARTICLE XI

                                           REDEMPTION OF SECURITIES

Section 1101.      Optional Redemption......................................................................68
Section 1102.      Election to Redeem; Notice to Trustee....................................................68

Section 1103.      Selection by Trustee of Securities to be Redeemed........................................68
Section 1104.      Notice of Redemption.....................................................................69
Section 1105.      Deposit of Redemption Price..............................................................69
Section 1106.      Securities Payable on Redemption Date....................................................70
Section 1107.      Securities Redeemed in Part..............................................................70

                                                  ARTICLE XII

                                                 NON-RECOURSE

Section 1201.      Non-Recourse to the Delegate and the General Partner; No Personal Liability of
                      Officers, Directors, Employees or Partners............................................70

                                                 ARTICLE XIII

                                           DEFEASANCE OF SECURITIES

Section 1301.      Legal Defeasance.........................................................................71
Section 1302.      Covenant Defeasance......................................................................72
Section 1303.      Application by Trustee of Funds Deposited for Payment of Securities......................73
Section 1304.      Repayment to Partnership.................................................................74
Section 1305.      Reinstatement............................................................................74

                                                  ARTICLE XIV

                                            GUARANTY OF SECURITIES

Section 1401.      Requirement for Guaranty.................................................................75
Section 1402.      Release of Guaranty......................................................................75


Annex A  "Guaranty Provisions".............................................................................A-1
Annex B  Form of CERTIFICATE OF TRANSFER...................................................................B-1
Annex C  FORM OF CERTIFICATE OF EXCHANGE...................................................................C-1

         INDENTURE dated as of August 19, 2002 between KINDER MORGAN ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), having its principal office at One Allen Center, Suite 1000, 500 Dallas Street, Houston, Texas 77002, and the WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee (the "Trustee").

                           RECITALS OF THE PARTNERSHIP

         The Partnership has duly authorized the creation of two series of the Securities (as hereinafter defined), substantially of the tenor and amount hereinafter set forth, and to provide therefor the Partnership has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Securities, when executed by the Partnership and authenticated and delivered hereunder and duly issued by the Partnership, the valid obligations of the Partnership, and to make this Indenture a valid agreement of the Partnership, in accordance with the terms of this Securities and this Indenture, respectively, have been done.

         Upon the issuance of the Exchange Securities or the effectiveness of a registration statement filed in connection with the Exchange Offer, this Indenture will be subject to the provisions of the Trust Indenture Act (as hereinafter defined) that are required to be a part of this Indenture and shall, to the extent applicable, be governed by such provisions. Prior thereto, the provisions of said Trust Indenture Act will apply to this Indenture only to the extent expressly provided herein.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

         (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

         (5) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture, and the word "Annex" refers to an Annex to this Indenture.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent, co-registrar or co-paying agent.

         "Agent Member" means any member of, or participant in, the Depositary.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, or Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Attributable Indebtedness", when used with respect to any Sale-Leaseback Transaction, means, as of the time of determination, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such Sale-Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease that is terminable by the lessee upon the payment of a penalty or other termination payment, such amount shall be the lesser of the amount determined assuming termination upon the first date such lease may be terminated (in which case the amount shall also include the amount of the penalty or termination payment, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the amount determined assuming no such termination.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate the Securities.

         "Authorized Agent" has the meaning specified in Section 105 of Annex A.

         "Authorized Newspaper" means a newspaper, in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the Borough of Manhattan, The City of New York.

         "Bankruptcy Law" means Title 11, U.S. Code, as amended, or any similar federal or state law for the relief of debtors or the protection of creditors.

         "Board of Directors" means the board of directors of the Delegate, or the executive or any other committee of that board duly authorized to act in respect thereof. If the Partnership shall change its form of entity to other than a limited partnership, the references to officers or the Board of Directors of the Delegate shall mean the officers or the board of directors (or other comparable governing body) of the Partnership.

         "Board Resolution" means a copy of a resolution certified by the Corporate Secretary of the Delegate, the principal financial officer of the Delegate or any other authorized officer of the Delegate or a Person duly authorized by any of them, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or regulation to close.

         "Capital Interests" means, with respect to any Person, any and all shares, interests, participations, rights or other equivalents (however designated) of such Person's equity, including, without limitation (i) with respect to partnerships, partnership interests (whether general or limited),
(ii) with respect to limited liability companies, member interests, and (iii) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such Person.

         "Clearstream" means Clearstream Banking (or any successor securities clearing agency).

         "Closing Date" has the meaning specified in the Registration Rights Agreement.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Consolidated Net Tangible Assets" means, at any date of determination, the total amount of assets after deducting therefrom (i) all current liabilities (excluding (A) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (B) current maturities of long-term debt), and (ii) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth on the consolidated balance sheet of the Partnership and its consolidated subsidiaries for the Partnership's most recently completed fiscal quarter, prepared in accordance with generally accepted accounting principles.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which at the date hereof is 12 East 49th Street, 37th Floor, New York, New York 10017.

         "corporation" includes corporations, associations, partnerships (general or limited), limited liability companies, joint-stock companies and business trusts.

         "covenant defeasance" has the meaning specified in Section 1302.

         "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         "Debt" means any obligation created or assumed by any Person for the repayment of money borrowed, any purchase money obligation created or assumed by such Person and any guarantee of the foregoing.

         "Default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities.

         "Defaulted Interest" has the meaning specified in Section 307.

         "defeasance" has the meaning specified in Section 1301.

         "Definitive Security" means a Security other than a Global Security or a temporary Security.

         "Delegate" means Kinder Morgan Management, LLC, the delegate of the General Partner to manage and control the Partnership pursuant to the Delegation of Control Agreement among Kinder Morgan Management, LLC, Kinder Morgan G.P., Inc. and Kinder Morgan Energy Partners, L.P. and its operating partnerships, dated as of May 18, 2001.

         "Depositary" means a clearing agency registered under the Exchange Act that is designated to act as Depositary for the Securities, until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

         "Dollar" or "$" means the coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

         "DTC" means The Depository Trust Company.

         "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934 or any statute successor thereto, in each case as amended from time to time.

         "Exchange Offer" has the meaning specified in the Registration Rights Agreement, with respect to either series of Securities.

         "Exchange Security" means any Security issued in exchange for an Original Security or Original Securities pursuant to the applicable Exchange Offer or otherwise registered under the Securities Act (which shall be substantially identical to the Original Securities except that the Exchange Securities will have been registered pursuant to an effective registration statement under the Securities Act, will not be subject to transfer restrictions or registration rights and will not be entitled to the benefit of provisions for Liquidated Damages) and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

         "Funded Debt" means all Debt maturing one year or more from the date of the creation thereof, all Debt directly or indirectly renewable or extendable, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof, and all Debt under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more.
         "Funding Guarantor" has the meaning specified in Section 103 of Annex
A.

         "General Partner" means Kinder Morgan G.P., Inc., a Delaware corporation.

         "Global Securities" means the Restricted Global Securities and the Unrestricted Global Securities, with respect to either series of Securities.

         "Global Security Legend" means a legend substantially in the form specified in Section 305(g)(2).

         "Guarantor" means (i) each Subsidiary of the Partnership that becomes a guarantor of the Securities pursuant to Section 1401, and (ii) any Subsidiary of the Partnership that is a successor of any Subsidiary of the Partnership referred to in clause (i). The term "Guarantor" shall not include any Subsidiary of the Partnership referred to in clause (i) or (ii) that shall have been (or whose predecessor shall have been) released from its obligations under a Guaranty pursuant to Section 1402.

         "Guaranty" means a guaranty of the Securities containing provisions substantially in the form specified in Annex A, and such other provisions, not inconsistent herewith, as are customary in guaranties, executed and delivered by one or more Subsidiaries of the Partnership as required by Section 1401.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Independent Investment Banker" has the meaning specified in Section 1101.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "Indirect Participant" means a Person who holds a beneficial interest in a Global Security through a Participant.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of the Securities Act.

         "interest" includes Liquidated Damages, if any.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Judgment Currency" has the meaning specified in Section 107 of Annex
A.

         "Letter of Transmittal" means the letter of transmittal to be prepared by the Partnership and sent to all Holders of either series of the Securities for use by such Holders in connection with the applicable Exchange Offer.

         "Lien" means, as to any entity, any mortgage, lien, pledge, security interest or other encumbrance in or on, or adverse interest or title of any vendor, lessor, lender or other secured party to or of the entity under conditional sale or other title retention agreement or capital lease with respect to, any property or asset of the entity, but excluding agreements to refrain from granting Liens.

         "Liquidated Damages", which do not accrue on the Exchange Securities, has the meaning specified in the Forms of Reverse of Security in Section 203. Liquidated Damages, if any, accrued and unpaid on the Restricted Securities shall be payable, as and to the extent provided in the Registration Rights Agreement, in the manner provided for the payment of interest in the Indenture and the Restricted Securities, on each applicable Interest Payment Date.

         "Liquidated Damages Event", which does not apply to the Exchange Securities, has the meaning specified in the Forms of Reverse of Security in
Section 203.

         "Make-Whole Premium" with respect to any Security (or portion thereof) to be redeemed will be equal to the excess, if any, of (i) the sum of the present values, calculated as of the Redemption Date, of (a) each interest payment that, but for such redemption, would have been payable on any such Security (or portion thereof) being redeemed on each Interest Payment Date occurring after the Redemption Date (excluding any accrued interest for the period prior to the Redemption Date) and (b) the principal amount that, but for such redemption, would have been payable at the Stated Maturity of the principal of such Security (or portion thereof) being redeemed, over (ii) the principal amount of such Security (or portion thereof) being redeemed. The present value of interest and principal payments referred to in clause (i) will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the Treasury Yield plus: (A) in the case of the 2007 Securities, 20 basis points (0.20%) and (B) in the case of the 2033 Securities, 30 basis points (0.30%).

         "Maturity," when used with respect to a Security, means the date on which the principal of the Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Non-U.S. Guarantor" has the meaning specified in Section 105 of Annex
A.

         "Notice of Default" means a written notice of the kind specified in
Section 501(3).

         "Officers' Certificate" of a Person means a certificate signed by the Chairman of the Board, the Vice Chairman, the President or a Vice President, and by the Treasurer or the Secretary, of the Person, or if such Person is a partnership, of its general partner (or, in the case of the Partnership, of the Delegate), and delivered to the Trustee. One of the officers or such other Persons (as applicable) signing an Officers' Certificate given pursuant to
Section 1004 or 1009 shall be the principal executive, financial or accounting officer of the Person, or if such Person is a partnership, of its general partner (or, in the case of the Partnership, of the Delegate).

         "Opinion of Counsel" means a written opinion of legal counsel, who may be an employee of or counsel for the Partnership or a Guarantor, which opinion shall comply with the provisions of Sections 102 and 103. Such counsel shall be acceptable to the Trustee, whose acceptance shall not be unreasonably withheld.

         "Original Securities" means all Securities other than Exchange Securities.

         "Outstanding", when used with respect to Securities of either series, means, as of the date of determination, all Securities of such series theretofore authenticated and delivered under this Indenture, except:

         (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Partnership) in trust or set aside and segregated in trust by the Partnership (if the Partnership shall act as its own Paying Agent) for Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor has been made;

         (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Partnership; and

         (iv) Securities, except to the extent provided in Sections 1301 and 1302, with respect to which the Partnership has effected defeasance or covenant defeasance as provided in Article XIII;

provided, however, that in determining whether Holders of the requisite principal amount of the Outstanding Securities of a series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Partnership or any other obligor upon the Securities or any Affiliate of the Partnership or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Partnership or any other obligor upon the Securities or any Affiliate of the Partnership or of such other obligor.

         "Pari Passu Debt" means any Debt of the Partnership, whether outstanding on the Closing Date or thereafter created, incurred or assumed, unless, in the case of any particular Debt, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Debt shall be subordinated in right of payment to the Securities.

         "Participant" means, with respect to DTC, a Person who has an account with DTC.

         "Partnership" means the Person named as the "Partnership" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Partnership" shall mean such successor Person.

         "Partnership Request" or "Partnership Order" means a written request or order signed in the name of the Partnership by the Chairman of the Board, the Vice Chairman, the President or a Vice President of the Delegate, and by the Treasurer or Secretary of the Delegate, and delivered to the Trustee, or if the Partnership shall change its form of entity to other than a limited partnership, by Persons or officers, members, agents and the like positions comparable to those of the foregoing nature, as applicable.

         "Paying Agent" means any Person authorized by the Partnership to pay the principal of or any premium or interest on any Securities on behalf of the Partnership.

         "Permitted Liens" means (i) Liens upon rights-of-way for pipeline purposes; (ii) any statutory or governmental Lien or Lien arising by operation of law, or any mechanics', repairmen's, materialmen's, supplier's, carrier's, landlord's, warehousemen's or similar Lien incurred in the ordinary course of business which is not yet due or which is being contested in good faith by appropriate proceedings and any undetermined Lien which is incidental to construction, development, improvement or repair; (iii) the right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property; (iv) Liens of taxes and assessments which are (A) for the then current year, (B) not at the time delinquent, or (C) delinquent but the validity of which is being contested at the time by the Partnership or any Subsidiary in good faith; (v) Liens of, or to secure performance of, leases, other than capital leases; (vi) any Lien upon, or deposits of, any assets in favor of any surety company or clerk of court for the purpose of obtaining indemnity or stay of judicial proceedings; (vii) any Lien upon property or assets acquired or sold by the Partnership or any Subsidiary resulting from the exercise of any rights arising out of defaults on receivables; (viii) any Lien incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations; (ix) any Lien in favor of the Partnership or any Subsidiary; (x) any Lien in favor of the United States or any state thereof, or any department, agency or instrumentality or political subdivision of the United States or any state thereof, to secure partial, progress, advance, or other payments pursuant to any contract or statute, or any Debt incurred by the Partnership or any Subsidiary for the purpose of financing all or any part of the purchase price of, or the cost of constructing, developing, repairing or improving, the property or assets subject to such Lien; or (xi) any Lien securing industrial development, pollution control or similar revenue bonds;
(xii) any Lien securing Debt of the Partnership or any Subsidiary, all or a portion of the net proceeds of which are used, substantially concurrent with the funding thereof (and for purposes of determining such "substantial concurrence", taking into consideration, among other things, required notices to be given to Holders of Outstanding securities under this Indenture (including the Securities) in connection with such refunding, refinancing or repurchase, and the required corresponding durations thereof), to refinance, refund or repurchase all Outstanding Securities, including the amount of all accrued interest thereon and reasonable fees and expenses and premium, if any, incurred by the Partnership or any Subsidiary in connection therewith; (xiii) Liens in favor of any Person to secure obligations under the provisions of any letters of credit, bank guarantees, bonds or surety obligations required or requested by any governmental authority in connection with any contract or statute; or (xiv) any Lien upon or deposits of any assets to secure performance of bids, trade contracts, leases or statutory obligations.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government, or any agency or political subdivision thereof.

         "Place of Payment," when used with respect to the Securities, means the office or agency of the Partnership in The City of New York.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same Debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Property" means, whether owned or leased on the date of this Indenture or thereafter acquired, (i) any pipeline assets of the Partnership or any Subsidiary, including any related facilities employed in the transportation, distribution, storage or marketing of refined petroleum products, natural gas liquids and carbon dioxide, that are located in the United States or any territory or political subdivision thereof, and (ii) any processing or manufacturing plant or terminal owned or leased by the Partnership or any Subsidiary that is located in the United States or any territory or political subdivision thereof, except, in the case of either of the foregoing clauses (i) or (ii), (A) any such assets consisting of inventories, furniture, office fixtures and equipment (including data processing equipment), vehicles and equipment used on, or useful with, vehicles, and (B) any such assets, plant or terminal which, in the opinion of the Board of Directors, is not material in relation to the activities of the Partnership or of the Partnership and its Subsidiaries, taken as a whole.

         "Purchase Agreement" means the Purchase Agreement, dated as of August 14, 2002, between the Partnership and Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Wachovia Securities, Inc., RBC Dominion Securities Corporation, SunTrust Capital Markets, Inc., Banc One Capital Markets, Inc. and Credit Lyonnais Securities (USA) Inc., as the same shall be amended from time to time.

         "Purchasers" means Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Wachovia Securities, Inc., RBC Dominion Securities Corporation, SunTrust Capital Markets, Inc., Banc One Capital Markets, Inc. and Credit Lyonnais Securities (USA) Inc.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

         "Registrable Securities" has the meaning specified in the Registration Rights Agreement.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of August 19, 2002, between the Partnership and Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Wachovia Securities, Inc., RBC Dominion Securities Corporation, SunTrust Capital Markets, Inc., Banc One Capital Markets, Inc. and Credit Lyonnais Securities (USA) Inc., as the same shall be amended from time to time.

         "Regular Record Date" for the interest payable on any Interest Payment Date means February 1st or August 1st of each year (whether or not a Business
Day) as the case may be, next preceding such Interest Payment Date.

         "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Regulation S Global Securities" means any Regulation S Securities, with respect to either series of Securities, issued in the form of one or more Global Securities registered in the name of the Depositary, or its nominee and deposited with the Trustee, as custodian for the Depositary.

         "Regulation S Permanent Global Security" means a permanent global security, with respect to either series of Securities, in the form of Security described in Sections 202 and 203 hereto bearing the Global Security Legend and the Restricted Securities Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Security upon expiration of the Restricted Period.

         "Regulation S Temporary Global Security" means a temporary global security, with respect to either series of Securities, in the form of Security described in Sections 202 and 203 hereto bearing the Global Security Legend, Restricted Securities Legend and Regulation S Temporary Global Security Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Securities initially sold in reliance on Rule 903 of Regulation S.

         "Regulation S Temporary Global Security Legend" means a legend substantially in the form of the legend specified in Section 305(g)(3).

         "Regulation S Securities" means any Securities, with respect to either series of Securities, sold by the Purchasers in reliance on Regulation S and any Successor Securities thereto as long as such Securities are required pursuant to
Section 305(g)(1) to bear the Restricted Securities Legend.

         "Restricted Definitive Security" means a Definitive Security, with respect to either series of Securities, bearing the Restricted Securities Legend.

         "Restricted Global Securities" has the meaning specified in Section
201.

         "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to Persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the original issuance date of the Securities.

         "Restricted Securities" means any Regulation S Securities and any Securities sold by the Purchasers in reliance on Rule 144A, in both cases , with respect to either series of Securities, and any Successor Securities thereto as long as such Securities are required pursuant to Section 305(g)(1) to bear any Restricted Securities Legend.

         "Restricted Securities Legend" means a legend substantially in the form of the legend specified in Section 305(g)(1).

         "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Rule 144(k) Holding Period" has the meaning specified in the Forms of Reverse of Security in Section 203.

         "Sale-Leaseback Transaction" means the sale or transfer by the Partnership or any Subsidiary of any Principal Property to a Person (other than the Partnership or a Subsidiary) and the taking back by the Partnership or any Subsidiary, as the case may be, of a lease of such Principal Property.

         "Securities" means, collectively, the 2007 Securities and the 2033 Securities, including the Original Securities and the Exchange Securities. For all purposes of this Indenture, the term

"Securities" shall include, with respect to either series of Securities, any Exchange Securities issued in exchange for Original Securities of the same series pursuant to this Indenture and, for purposes of this Indenture, all Outstanding Original Securities and Exchange Securities of the same series shall vote together as one series of Securities under this Indenture, and, except where otherwise provided herein, all Outstanding Original Securities and Exchange Securities of both series shall vote together as one class of Securities under this Indenture.

         "Securities Act" means the Securities Act of 1933 or any statute successor thereto, in each case as amended from time to time.

         "Security Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

         "Security Register" means a register kept at an office or agency of the Security Registrar in The City of New York in which, subject to reasonable regulations as it may prescribe, the Partnership shall provide for the registration of Securities and of transfers of Securities.

         "Security Registrar" means such Person that shall be appointed by the Partnership to maintain the Security Register. The Partnership hereby appoints the Trustee as the initial Security Registrar for purposes of registering Securities and transfers of Securities as herein provided and its corporate trust office which, at the date hereof, is located at 12 East 49th Street, 37th Floor, New York, New York 10017, as the initial office or agency in The City of New York where the Security Register will be maintained. The Partnership may at any time replace such Security Registrar, change such office or agency or act as its own Security Registrar. The Partnership will give prompt written notice to the Trustee of any change of the Security Registrar or of the location of such office or agency. At all reasonable times the Security Register shall be available for inspection by the Trustee.

         "Shelf Registration Statement" has the meaning specified in the Registration Rights Agreement.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "spot rate of exchange" has the meaning specified in Section 107 of Annex A.

         "Stated Maturity", when used with respect to the principal of any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of the Capital Interests of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof or, in the case of a partnership, more than 50% of the partners' Capital Interests (considering all partners' Capital Interests as a single class), is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

         "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Treasury Yield" means a rate of interest per annum equal to the weekly average yield to maturity of United States Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Securities of the applicable series, calculated to the nearest 1/12 of a year (the "Remaining Term"). The Treasury Yield will be determined as of the third Business Day immediately preceding the applicable Redemption Date. The weekly average yields of United States Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Term, then the Treasury Yield will be equal to such weekly average yield. In all other cases, the Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the United States Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the United States Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 0.01%, with any figure of 0.0050% or above being rounded upward. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as otherwise provided in Section 905; provided, however, that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "2007 Securities" means the 5.35% Senior Notes due 2007 of the Partnership.

         "2033 Securities" means the 7.30% Senior Notes due 2033 of the Partnership.

         "Unrestricted Definitive Securities" means Definitive Securities that do not and are not required to bear the Restricted Securities Legend.

         "Unrestricted Global Securities" means Global Securities which do not and are not required to bear the Restricted Securities Legend.

         "U.S." and "United States" each means the United States of America.

         "U.S. Government Obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, each of which are not callable or redeemable at the option of the issuer thereof.

         "U.S. Person" means a U.S. person as defined in Rule 902 under the Securities Act.

         "Vice President", when used with respect to the Partnership, means any vice president of the Delegate, or when used with respect to the Trustee, means any vice president of the Trustee.

Section 102. Compliance Certificates and Opinions

         Upon any application or request by the Partnership or any Guarantor to the Trustee to take or refrain from taking any action under any provision of this Indenture, the Partnership shall furnish to the Trustee an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by officers of the Delegate or any Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every Officers' Certificate or Opinion of Counsel (except for certificates provided for in Sections 1004 and 1009) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Partnership, the Delegate or a Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Partnership, the Delegate or such Guarantor stating that the information with respect to such factual matters is in the possession of the Partnership, the Delegate or such Guarantor, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders; Record Dates

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered (either physically or by means of a facsimile or an electronic transmission, provided that such electronic transmission is transmitted through the facilities of a Depositary) to the Trustee and, where it is hereby expressly required, to the Partnership. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Partnership, if made in the manner provided in this Section.

         Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership, principal amount and serial numbers of Securities held by any Person, and the date of commencement of such Person's holding the same, shall be proved by the Security Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Partnership in reliance thereon, whether or not notation of such action is made upon such Security.

         The Partnership may set any day as the record date for the purpose of determining Holders of Outstanding Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities (other than any such action provided or permitted to be taken under Section 501, 502 or 512), but the Partnership shall have no obligation to do so. Such record date shall be not earlier than the 30th day prior to the first solicitation of any Holder to give or take any such action and not later than the date of such first solicitation. With regard to any record date set pursuant to this paragraph, Holders of Outstanding Securities of the applicable series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. The Partnership shall notify the Trustee in writing of any such record date not later than the date of the first solicitation of any Holder to give or take any action.

Section 105. Notices, Etc., to Trustee and Partnership

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Partnership or any Guarantor shall be sufficient for every purpose hereunder if made in writing and actually received by the Trustee at its Corporate Trust Office, Attention:
Corporate Trustee Administration, or at any other address previously furnished in writing by the Trustee, or

                  (2) the Partnership or any Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Partnership addressed to it at One Allen Center, Suite 1000, 500 Dallas Street, Houston, Texas 77002, to the attention of the Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Partnership. Notice to the Partnership shall constitute notice to each Guarantor, if any.

Section 106. Notice to Holders; Waiver

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid (if international mail, by air mail), to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107. Conflict with Trust Indenture Act

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

Section 108. Effect of Headings and Table of Contents

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns

         All covenants and agreements in this Indenture by the Partnership shall bind its successors and assigns, whether so expressed or not.

Section 110. Separability Clause

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law

         This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

Section 113. Legal Holidays

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 114. Language of Notices, Etc.

         Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language.

                                   ARTICLE II

                                 SECURITY FORMS

Section 201. Forms Generally

         The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable securities laws, tax laws or the rules of any securities exchange or automated quotation system on which the Securities may be listed or traded or of the Depositary therefor.

         The Definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Upon their original issuance, the Restricted Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Regulation S Global Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Clearstream. Such Global Securities, with respect to either series of Securities, together with their Successor Securities which are Global Securities, are collectively herein called the "Restricted Global Securities".

Section 202. Forms of Face of Securities

                       KINDER MORGAN ENERGY PARTNERS, L.P.

            [5.35% SENIOR NOTE DUE 2007] [7.30% SENIOR NOTE DUE 2033]

No. ___________                                         U.S.$___________________
                                                        CUSIP No. [494550AM8](1)
                                                                  [U49452AD4](2)
                                                                  [494550AN6](3)
                                                                  [U49452AE2](4)

         Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (herein called the "Partnership", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________, or registered assigns, the principal sum of ______________________ Dollars on August 15, [2007 (in the case of the 2007
Securities)] [2033 (in the case of the 2033 Securities)], and to pay interest thereon from August 19, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year (or if any such date is not a Business Day, the next succeeding Business Day), commencing February 15, 2003, at the rate of [5.35% per annum (in the case of the 2007 Securities)] [7.30% per annum (in the case of the 2033 Securities)], until the principal hereof is paid or made available for payment.

         The interest so payable [(and Liquidated Damages, if any, provided for on the reverse hereof)],(5) and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this [2007] [2033] Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest [(and Liquidated Damages, if any)]5 not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this [2007] [2033] Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest [(and Liquidated Damages, if any)]5 to be fixed by the Trustee, notice whereof shall be given to Holders of [2007] [2033] Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the [2007] [2033] Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and


----------

(1)      For 2007 Securities sold in reliance on Rule 144A.

(2)      For 2007 Securities sold in reliance on Regulation S.

(3)      For 2033 Securities sold in reliance on Rule 144A.

(4)      For 2033 Securities sold in reliance on Regulation S.

(5)      Omitted from Exchange Securities.

interest [(and Liquidated Damages, if any)](6) on this [2007] [2033] Security will be made at the office or agency of the Partnership maintained for that purpose in The City of New York, New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Partnership payment of interest [(and Liquidated Damages, if any)]6 may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, however, that in case this [2007] [2033] Security is held by a Depositary or its nominee, payments of principal, interest [(and Liquidated Damages, if any)]6 and premium, if any, shall be made by wire transfer of immediately available funds to an account designated by such Depositary.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed.

Dated:
         --------------------
                                       KINDER MORGAN ENERGY PARTNERS, L.P.

                                       By:  Kinder Morgan G.P., Inc.,
                                            Its General Partner

                                       By:  Kinder Morgan Management, LLC,
                                            Its Delegate

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:

Section 203. Forms of Reverse of Securities

         This Security is one of a duly authorized issue of securities of the Partnership, limited in initial aggregate principal amount to [$250,000,000 (in the case of the 2007 Securities)] [$375,000,000 (in the case of the 2033 Securities)], issued and to be issued under an Indenture,


----------

(6)      Omitted from Exchange Securities.

dated as of August 19, 2002 (herein called the "Indenture"), between the Partnership and Wachovia Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Partnership, the Trustee and Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities issued and to be issued under the Indenture consist of $250,000,000 initial aggregate original principal amount of 5.35% Senior Notes due 2007 and $375,000,000 initial aggregate original principal amount of 7.30% Senior Notes due 2033 and are hereinafter collectively called the "Securities"; provided, however, that the Partnership may, so long as no Event of Default has occurred and is continuing, reopen any series of Securities to issue additional Securities of such series, which shall form a single series with the other Securities of such series and shall have the same terms, without the consent of the Holders.

         [The Holder of this [2007] [2033] Security is entitled to the benefits of the Registration Rights Agreement. The Partnership agrees to pay liquidated damages (the "Liquidated Damages"), as specified below, upon the occurrence of any of the following events (each such event a "Liquidated Damages Event"): (i) if the Exchange Registration Statement or Shelf Registration Statement with respect to the [2007] [2033] Securities is not filed within 120 days following the Closing Date, then commencing on the 121st day after the Closing Date, Liquidated Damages shall accrue on the [2007] [2033] Securities over and above the otherwise applicable interest rate at a rate of 0.25% per annum, (ii) if the Exchange Registration Statement or the Shelf Registration Statement with respect to the [2007] [2033] Securities is filed and is not declared effective within 210 days following the Closing Date, then commencing on the 211th day after the Closing Date, Liquidated Damages shall accrue on the [2007] [2033] Securities over and above the otherwise applicable interest rate at a rate of 0.25% per annum, or (iii) if either (A) the Partnership has not exchanged Exchange Securities for all [2007] [2033] Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to 45 Business Days after the date on which the Exchange Registration Statement with respect to the [2007] [2033] Securities was declared effective, or (B) the Shelf Registration Statement with respect to the [2007] [2033] Securities has been declared effective but such Shelf Registration Statement ceases to be effective at any time (I) prior to the second anniversary of the Closing Date or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period (the "Rule 144(k) Holding Period") and (II) while Registrable [2007] [2033] Securities are Outstanding, then Liquidated Damages shall accrue on the [2007] [2033] Securities over and above the otherwise applicable interest rate at a rate of 0.25% per annum commencing on the (x) 46th Business Day after such effective date, in the case of (A) above, or (y) the day the Shelf Registration Statement with respect to the [2007] [2033] Securities ceases to be effective, in the case of (B) above; provided, however, that the rate at which Liquidated Damages accrue on the Securities shall never exceed 0.25% per annum; and provided, further, that Liquidated Damages shall cease to accrue upon the earlier of (X) when all Liquidated Damages Events with respect to the [2007] [2033] Securities have been cured or (Y) upon the expiration of the Rule 144(k) Holding Period. For purposes of clarifying the foregoing provisions (i) the circumstances under which Liquidated Damages are owed are not cumulative, (ii) in no event will the rate of

Liquidated Damages exceed 0.25% per annum, and (iii) Liquidated Damages shall not accrue at any time when there are no Registrable [2007] [2033] Securities Outstanding.](7)

         If an Event of Default with respect to the [2007] [2033] Securities shall occur and be continuing, the principal of all the [2007] [2033] Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The [2007] [2033] Securities are redeemable, at the option of the Partnership, at any time in whole or from time to time in part, upon not less than 30 and not more than 60 days' notice mailed to each Holder of the [2007] [2033] Securities to be redeemed at the Holder's address appearing in the Security Register, on any date prior to Maturity at a price equal to (a) 100% of the principal amount thereof plus accrued interest to the Redemption Date (subject to the right of holders of record on the relevant Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date) and (b) a Make-Whole Premium, if any (the "Redemption Price"). In no event will the Redemption Price ever be less than 100% of the principal amount of the Securities being redeemed plus accrued interest to the Redemption Date. The Make-Whole Premium will be calculated by an independent investment banking institution of national standing appointed by the Partnership; provided, that if the Partnership fails to make such appointment at least 30 Business Days prior to the Redemption Date, or if the institution so appointed is unwilling or unable to make such calculation, such calculation will be made by Salomon Smith Barney Inc. or, if such firm is unwilling or unable to make such calculation, by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         The Partnership has no obligation to redeem or purchase any Securities pursuant to any sinking fund or analogous requirement, or upon the happening of a specified event, or at the option of a Holder thereof.

         The Indenture contains provision for defeasance at any time of (1) the entire indebtedness of this Security or (2) certain covenants contained therein, in each case upon compliance with certain conditions set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Partnership and the rights of Holders of the [2007] [2033] Securities under the Indenture at any time by the Partnership and the Trustee with the consent of a majority in aggregate principal amount of the [2007] [2033] Securities at the time Outstanding. The Indenture also contains provisions permitting Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of Holders of all the Securities, to waive compliance by the Partnership with certain provisions of the Indenture. The Indenture also contains provisions permitting Holders of specified percentages in aggregate principal amount of the [2007] [2033] Securities at the time Outstanding, on behalf of Holders of all the [2007] [2033] Securities, to waive certain past defaults under the Indenture with respect to the [2007] [2033] Securities and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the



----------

(7)      Omitted from Exchange Securities
registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of any series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of such series, Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from Holders of a majority in principal amount of the Outstanding Securities of such series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or any interest on this Security on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder hereof, alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Partnership in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Partnership and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of the same series of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, unless otherwise required by law. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of the same series of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Partnership, the Trustee and any agent of the Partnership or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned sells, assigns and transfers this Security to
            --------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type transferee's name, address, zip code and
            social security or taxpayer identification number above)

and irrevocably appoints __________________________ agent to transfer this Security on the books of the Partnership. The agent may substitute another to act for the agent.

Date:
      -----------------
  Your signature:                      NOTICE: The signature(s) on this
                                       assignment must correspond in every
                                       particular with the name(s) of the
                                       registered owner(s) appearing on the face of the Security.

                                       Signature

Signature Guaranteed by:

---------------------------------------
NOTICE: Signature must be guaranteed by
an "eligible guarantor institution"
meeting the requirements of the
Trustee, which requirements will
include membership or participation in
STAMP or such other signature guaranty
program as may be determined by the
Trustee in addition to, or in
substitution for, STAMP, all in
accordance with the Securities
Exchange Act of 1934, as amended.

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY(8)

         The initial principal amount of this Global Security is $[ ]. The following increases or decreases in this Global Security as a result of exchanges of a part of this Global Security for an interest in another Global Security or Definitive Security, or exchanges of a part of another Global Security or a Definitive Security for an interest in this Global Security have been made:


             Amount of
             decrease in
             Principal Amount    Amount of increase in       Principal amount of  this        Signature of authorized
Date of      of this Global      Principal Amount of         Global Security following        signatory of Trustee or
Exchange     Security            this Global Security        such decrease or increase        Securities Custodian
--------     ----------------    ---------------------       -------------------------        -----------------------




----------

(8)      To be included only on Global Securities.

Section 204. Form of Trustee's Certificate and Authorization

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities designated therein referred to in the within-mentioned Indenture.

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       As Trustee

                                       By:
                                          --------------------------------------
                                          Authorized Signatory

                                   ARTICLE III

                                 THE SECURITIES

Section 301. Title and Terms

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is initially limited to $250,000,000, in the case of the 2007 Securities, and $375,000,000, in the case of the 2033 Securities, in each case except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306 or 906; provided, however, that the Partnership may, so long as no Event of Default has occurred and is continuing, reopen the series of Securities represented by the 2007 Securities or by the 2033 Securities to issue additional Securities of such series, which shall form a single series with the other Securities of such series and shall have the same terms, without the consent of the Holders.

         The Securities shall be known and designated as the "5.35% Senior Notes due 2007", in the case of the 2007 Securities, and the "7.30% Senior Notes due 2033", in the case of the 2033 Securities, in each case of the Partnership. The Stated Maturity of the 2007 Securities in respect of principal shall be August 15, 2007, and they shall bear interest at the rate of 5.35% per annum, from August 19, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on each February 15 and August 15, commencing February 15, 2003, until the principal thereof is paid or made available for payment. The Stated Maturity of the 2033 Securities in respect of principal shall be August 15, 2033, and they shall bear interest at the rate of 7.30% per annum, from August 19, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on each February 15 and August 15, commencing February 15, 2003, until the principal thereof is paid or made available for payment.

         The principal of and interest on the Securities shall be payable at the office or agency of the Partnership in The City of New York maintained for such purpose and any other office or agency maintained by the Partnership for such purpose; provided, however, that at the option of the Partnership payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Section 302. Denominations

         The Securities shall be issuable only in registered form without coupons and only denominations of $1,000 and any integral multiple thereof, unless otherwise required by law.

Section 303. Execution, Authentication, Delivery and Dating

         The Securities shall be executed on behalf of the Partnership by the Chairman of the Board, Vice Chairman, Chief Executive Officer, Chief Financial Officer, President or any Vice President of the Delegate and need not be attested. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Delegate shall bind the Partnership, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Partnership may deliver Securities executed by the Partnership to the Trustee or an Authenticating Agent for authentication, together with a Partnership Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Partnership Order shall authenticate and deliver such Securities; provided, however, that Exchange Securities shall be issuable only upon the valid surrender for cancellation of Original Securities of the same series and of a like aggregate principal amount, in accordance with the Exchange Offer.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or any Guaranty or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Partnership, and the Partnership shall deliver such Security to the Trustee for cancellation as provided in Section 309 for all purposes of this Indenture, such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304. Temporary Securities

         Pending the preparation of Definitive Securities, the Partnership may execute, and upon receipt of the documents required by Section 303, together with a Partnership Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued.

         If temporary Securities are issued, the Partnership will cause Definitive Securities to be prepared without unreasonable delay. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities of the same series upon surrender of the temporary Securities at the office or agency of the Partnership maintained pursuant to Section 1002 for the purpose of exchanges of Securities, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Partnership shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more Definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such tenor.

Section 305. Transfer and Exchange.

         (a) Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Securities will be exchanged by the Partnership for Definitive Securities if (i) the Partnership delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary for the Global Securities or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Partnership within 90 days after the date of such notice from the Depositary or (ii) the Partnership in its sole discretion notifies the Trustee in writing that it elects to cause issuance of the Securities in certificated form; provided, that in no event shall the Regulation S Temporary Global Security be exchanged by the Partnership for Definitive Securities prior to (x) the expiration of the Restricted Period and (y) the receipt by the Security Registrar of any certificates required pursuant to Rule 903 under the Securities Act or an Opinion of Counsel to the effect that such certificates are not required pursuant to Rule 903. Upon the occurrence of either of the preceding events described in clause (i) or (ii) of the immediately preceding sentence, Definitive Securities shall be issued in such names as the Depositary shall instruct the Trustee. If an Event of Default occurs and is continuing, the Partnership shall, at the request of the Holder thereof, exchange all or part of a Global Security for one or more Definitive Securities in denominations of $1,000 or integral multiples thereof. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Section 306 hereof. Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 305(a) or Section 306 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 305(a), however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 305(b), (c) or
(f) hereof. Notwithstanding anything in this Section 305 to the contrary, neither the Trustee, the Security Registrar nor the Partnership shall be required (i) to issue, register the transfer of or exchange the Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemptions of Securities selected for redemption under
Article XI and ending at the close of business on the day of such mailing, or
(2) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         (b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures.

Beneficial interests in the Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with all the following subparagraphs as are applicable:

                  (1) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Restricted Securities Legend; provided, however, that prior to the expiration of the Restricted Period transfers of beneficial interests in the Regulation S Temporary Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than a Purchaser). Beneficial interests in any Unrestricted Global Security may be transferred only to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 305(b)(1).

                  (2) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests in Global Securities not provided for in Section 305(b)(1), the transferor of such beneficial interest must deliver to the Security
Registrar:

                           (i) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

                           (ii) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in clause (1) of this clause (B), provided, that in no event shall Definitive Securities be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Security prior to (x) the expiration of the Restricted Period and (y) the receipt by the Security Registrar of any certificates required pursuant to Rule 903 under the Securities Act or an Opinion of Counsel to the effect that such certificates are not required pursuant to Rule 903(b)(3)(ii)(B). In addition, beneficial interests in a Global Security may not be exchanged for Definitive Securities except upon a least 20 days prior written notice given to the Trustee and the Security Registrar by or on behalf of the Depositary in accordance with Applicable Procedures. Upon an Exchange Offer by the Partnership in accordance with Section 305(f) hereof, the requirements of this Section 305(b)(2) shall be deemed to have been satisfied with respect to the exchange of Securities in such Exchange Offer upon receipt by the Security Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture, the Securities and otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security(s) pursuant to Section 305(h) hereof.

                  (3) Transfer of Beneficial Interests in a Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in the same or a different Restricted Global Security if the transfer complies with the requirements of clause (2) above, if applicable, and the transferor delivers to the Security Registrar a certificate in the form of Annex B hereto.

                  (4) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in an Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of clause (2) above and:

                           (i) such exchange or transfer is effected pursuant to the applicable Exchange Offer in accordance with the Registration Rights Agreement;

                           (ii) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement; or

                           (iii) the Security Registrar receives the following:
         (1) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Annex C hereto, including the certifications in Item (1) thereof; (2) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Annex B hereto, including the certifications in Item (4) thereof; and (3) in each such case set forth in this subparagraph (iii), an Opinion of Counsel in form reasonably acceptable to the Partnership to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (ii) above or this subparagraph (iii) at a time when an Unrestricted Global Security has not yet been issued, the Partnership shall issue and, upon receipt of an authentication order in accordance with Section 303 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to subparagraph
         (ii) above or this subparagraph (iii). Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

         (c) Transfer or Exchange of Beneficial Interests for Definitive Securities.

                  (1) If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Security, then, upon receipt by the Security Registrar of the following documentation:

                           (i) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security, a certificate from such holder in the form of Annex C hereto, including the certifications in Item (5) thereof;

                           (ii) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (1) thereof;

                           (iii) if such beneficial interest is being transferred to a non-U.S. Person in an offshore transaction pursuant to Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (2) thereof;

                           (iv) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (3)(a) thereof;

                           (v) if such beneficial interest is being transferred pursuant to any other exemption (including a beneficial interest being transferred to an Institutional Accredited Investor) from the registration requirements of the Securities Act, in either case other than those listed in subparagraphs (ii), (iii) and (iv) above, then the transferor must deliver a certificate in the form of Annex B hereto, including the certifications, certificates and any Opinion of Counsel required by Item (3)(d) thereof;

                           (vi) if such beneficial interest is being transferred to the Partnership or any of its Subsidiaries, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (3)(b) thereof; or

                           (vii) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (3)(c) thereof, the Trustee, upon notice of receipt of such documentation by the Security Registrar, shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to
         Section 305(h) hereof, and the Partnership shall execute and the Trustee shall authenticate and make available for delivery to the Person designated in the instructions a Definitive Security in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 305(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall make available for delivery such Definitive Securities to the Persons in whose names such Securities are so registered. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this
         Section 305(c)(1) shall bear the Restricted Securities Legend and shall be subject to all restrictions on transfer contained therein.

                  (2) Notwithstanding Sections 305(c)(1)(i) and (iii) hereof, a beneficial interest in the Regulation S Temporary Global Security may not be (A) exchanged for a Definitive Security prior to (x) the expiration of the Restricted Period and (y) the receipt by the Security Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act or (B) transferred to a Person who takes delivery thereof in the form of a Definitive Security prior to the conditions set forth in clause (A) above or unless the transfer is pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                  (3) Notwithstanding Section 305(c)(1) hereof, a holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Definitive Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security only if:

                           (i) such exchange or transfer is effected pursuant to the applicable Exchange Offer in accordance with the Registration Rights Agreement;

                           (ii) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement; or

                           (iii) the Security Registrar receives the following:

                                    (A) if the holder of such beneficial
                  interest in a Restricted Global Security proposes to exchange such beneficial interest for an Unrestricted Definitive Security, a certificate from such holder in the form of Annex C hereto, including the certifications in Item (2) thereof;

                                    (B) if the holder of such beneficial
                  interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such holder in the form of Annex B hereto, including the certifications in Item (4) thereof; and

                                    (C) in each such case set forth in this
                  subparagraph (C), an Opinion of Counsel in form reasonably acceptable to the Partnership, to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act, and such beneficial interest in a Restricted Global Security is being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

                  (4) If any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for a Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Security, then, upon satisfaction of the conditions set forth in Section 305(b)(2) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 305(h) hereof, and the Partnership shall execute and the Trustee shall authenticate and make available for delivery to the Person designated in the instructions a Definitive Security in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest pursuant to this Section 305(c)(4) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall make available for delivery such Definitive Securities to the Persons in whose names such Securities are so registered. Any Definitive Security issued in exchange for a beneficial interest pursuant to this Section 305(c)(4) shall not bear the Restricted Securities Legend. A beneficial interest in an Unrestricted Global Security cannot be exchanged for a Restricted Definitive Security or transferred to a Person who takes delivery thereof in the form of a Restricted Definitive Security.

         (d) Transfer and Exchange of Definitive Securities for Beneficial Interests.

                  (1) If any Holder of a Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Security Registrar of the following documentation:

                           (i) if the Holder of such Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Annex C hereto, including the certifications in Item (6) thereof;

                           (ii) if such Definitive Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (1) thereof;

                           (iii) if such Definitive Security is being transferred pursuant to Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (2) thereof;

                           (iv) if such Definitive Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (3)(a) thereof;

                           (v) if such Definitive Security is being transferred to an Institutional Accredited Investor or in reliance on any other exemption from the registration requirements of the Securities Act, in either case, other than those listed in subparagraphs

         (ii), (iii) and (iv) above, a certificate in the form of Annex B hereto, including certifications, certificates, and any Opinion of Counsel required by Item (3)(d) thereof;

                           (vi) if such Definitive Security is being transferred to the Partnership or any of its Subsidiaries, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (3)(b) thereof; or

                           (vii) if such Definitive Security is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (3)(c) thereof, the Trustee, upon notice of receipt of such documentation by the Security Registrar, shall cancel the Definitive Security, and increase or cause to be increased the aggregate principal amount of the appropriate Restricted Global Security.

                  (2) A Holder of a Restricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

                           (i) such exchange or transfer is effected pursuant to the applicable Exchange Offer in accordance with the Registration Rights Agreement;

                           (ii) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement; or

                           (iii) the Security Registrar receives the following:

                                    (A) if the Holder of such Restricted
                  Definitive Security proposes to exchange such Security for a beneficial interest in an Unrestricted Global Security, a certificate from such Holder in the form of Annex C hereto, including the certifications in Item (3) thereof;

                                    (B) if the Holder of such Restricted
                  Definitive Security proposes to transfer such Security to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such Holder in the form of Annex B hereto, including the certifications in Item (4) thereof; and

                                    (C) in each such case set forth in this
                  subparagraph (iii), an Opinion of Counsel in form reasonably acceptable to the Partnership to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act, and such Restricted Definitive Security is being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

                           Upon satisfaction of the conditions of any of the
                  subparagraphs in this Section 305(d)(2), the Trustee shall cancel the Restricted Definitive Security and increase or cause to be increased the aggregate principal amount of the appropriate Unrestricted Global Security.

                  (3) A Holder of an Unrestricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Unrestricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Security and increase or cause to be increased the aggregate principal amount of the appropriate Unrestricted Global Security.

                  (4) If any such exchange or transfer from a Definitive Security to a beneficial interest is effected pursuant to subparagraphs (2)(ii),
(2)(iii) or (3) if this Section 305(d) at a time when an Unrestricted Global Security has not yet been issued, the Partnership shall issue and, upon receipt of an authentication order in accordance with Section 303 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to subparagraphs (2)(ii), (2)(iii) or (3) of this Section 305(d).

         (e) Transfer and Exchange of Definitive Securities for Definitive Securities. Upon request by a Holder of Definitive Securities and such Holder's compliance with the provisions of this Section 305(e), the Security Registrar shall register the transfer or exchange of Definitive Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, pursuant to the provisions of this Section 305(e).

                  (1) Restricted Definitive Securities may be transferred to and registered in the name of Persons who take delivery thereof if the Security Registrar receives the following:

                           (i) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Annex B hereto, including the certifications in Item (1) thereof;

                           (ii) if the transfer will be made pursuant to Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (2) thereof;

                           (iii) if the transfer will be made pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (3)(a) thereof;

                           (iv) if the transfer will be made to an Institutional Accredited Investor or in reliance on any other exemption from the registration requirements of the Securities Act, in either case, other than those listed in subparagraphs (1)(i), (1)(ii) and (1)(iii) of this Section 305(e), a certificate in the form of Annex B hereto, including the certifications, certificates any Opinion of Counsel required by Item (3)(d) thereof;

                           (v) if the transfer will be made to the Partnership or any of its Subsidiaries, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (3)(b) thereof; or

                           (vi) if the transfer will be made pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Annex B hereto, including the certifications in Item (3)(c) thereof.

                  (2) Any Restricted Definitive Security may be exchanged by the Holder thereof for an Unrestricted Definitive Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Security if:

                           (i) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement;

                           (ii) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement; or

                           (iii) the Security Registrar receives the following:

                                    (A) if the Holder of such Restricted
                  Definitive Security proposes to exchange such Security for an Unrestricted Definitive Security, a certificate from such Holder in the form of Annex C hereto, including the certifications in Item (4) thereof;

                                    (B) if the Holder of such Restricted
                  Definitive Security proposes to transfer such Security to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such Holder in the form of Annex B hereto, including the certifications in Item (4) thereof; and

                                    (C) in each such case set forth in this
                  subparagraph (iii), an Opinion of Counsel in form reasonably acceptable to the Partnership to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act, and such Restricted Definitive Security is being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

                  (3) A Holder of Unrestricted Definitive Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security. Upon receipt of a request for such a transfer, the Security Registrar shall register the Unrestricted Definitive Securities pursuant to the instructions from the Holder thereof. Unrestricted Definitive Securities cannot be exchanged for or transferred to Persons who take delivery thereof in the form of a Restricted Definitive Security.

         (f) Exchange Offers. Upon the occurrence of the Exchange Offers in accordance with the Registration Rights Agreement, the Partnership shall issue, with respect to either series of Securities, and, upon receipt of (A) an authentication order in accordance with Section 303 hereof and (B) an Opinion of Counsel opining as to the enforceability of the Exchange Securities of the applicable series, the Trustee shall authenticate, with respect to the applicable series of Securities, (i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Securities tendered in compliance with the Registration Rights Agreement and accepted for exchange in the applicable Exchange Offer and (ii) Unrestricted Definitive Securities in an aggregate principal amount equal to the principal amount of the Restricted Definitive Securities accepted for exchange in the applicable Exchange Offer. Concurrent with the issuance of such Securities of the applicable series, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Partnership shall execute and the Trustee shall authenticate and make available for delivery to the Persons designated by the Holders of Definitive Securities of such series so accepted Definitive Securities in the appropriate principal amount.

         (g) Legends. The following legends shall appear on the face of all Global Securities and Definitive Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (1) Restricted Securities Legend.

                           (i) Except as permitted by subparagraph (ii) below, each Global Security and each Definitive Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                           "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT TO THE DELIVERY OF SUCH EVIDENCE, IF ANY, REQUIRED UNDER THE INDENTURE PURSUANT TO WHICH THIS SECURITY IS ISSUED) AND IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
                           ACT) (A "QIB"), (B) IT IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL

                           "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1),
                           (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI")), (2) AGREES THAT PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH KINDER MORGAN ENERGY PARTNERS, L.P. OR ANY AFFILIATE OF KINDER MORGAN ENERGY PARTNERS, L.P. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE"), IT WILL NOT RESELL, OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO KINDER MORGAN ENERGY PARTNERS, L.P. OR ANY OF ITS AFFILIATES, (B) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR
                           (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND ACCOMPANIED BY SUCH CERTIFICATIONS, OPINIONS OF COUNSEL AND OTHER INFORMATION AS MAY BE REQUIRED BY THE INDENTURE, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "U.S. PERSONS" AND "UNITED STATES" HAVE THE MEANINGS ASSIGNED TO THEM IN RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING."

                           (ii) Notwithstanding the foregoing, any Global Security or Definitive Security issued pursuant to subparagraph (b)(4),
         (c)(3), (d)(2), (d)(3), (e)(2), (e)(3) or (f) of this Section 305 (and all Securities issued in exchange therefor or substitution thereof) shall not bear the Restricted Securities Legend.

                  (2) Global Security Legend. Each Global Security shall bear a legend in substantially the following form:

                           THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE EXCHANGED OR TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  (3) Regulation S Temporary Global Security Legend. The Regulation S Temporary Global Security shall bear a legend in substantially the following form:

                           "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

         (h) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Trustee in accordance with
Section 309 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security, by the Trustee, the Security Custodian or the Depositary at the direction of the Trustee, to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security, by the Trustee, the Security Custodian or by the Depositary at the direction of the Trustee, to reflect such increase.

         (i) General Provisions Relating to Transfers and Exchanges.

                  (1) To permit registrations of transfers and exchanges, the Partnership shall execute and the Trustee shall authenticate Global Securities and Definitive Securities upon the Partnership's order or at the Security Registrar's request.

                  (2) No service charge shall be made to a Holder of a beneficial interest in a Global Security or to a Holder of a Definitive Security for any registration of transfer or exchange, but the Partnership may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 304, 906 and 1107 hereof).

                  (3) The Security Registrar shall not be required to register the transfer or exchange of any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (4) All Global Securities and Definitive Securities issued upon any registration of transfer or exchange of Global Securities or Definitive Securities shall be the valid obligations of the Partnership, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Securities or Definitive Securities surrendered upon such registration of transfer or exchange.

                  (5) The Partnership shall not be required

                           (i) to issue, to register the transfer of or to exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 1103 hereof and ending at the close of business on the day of selection,

                           (ii) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or

                           (iii) to register the transfer of or to exchange a Security between a record date and the next succeeding Interest Payment Date.

                  (6) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any Agent and the Partnership may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Trustee, any Agent or the Partnership shall be affected by notice to the contrary.

                  (7) The Trustee shall authenticate Global Securities and Definitive Securities in accordance with the provisions of Section 303 hereof.

                  (8) All certifications, certificates and Opinions of Counsel required to be submitted to the Security Registrar pursuant to this Section 305 to effect a transfer or exchange may be submitted by facsimile.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities

         If any mutilated Security is surrendered to the Trustee, together with such security or indemnity as may be required by the Partnership or the Trustee to save each of them and any agent of either of them harmless, the Partnership shall execute and upon its request the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

         If there shall be delivered to the Partnership and the Trustee (1) evidence to their satisfaction of the destruction, loss or theft of any Security and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Partnership or the Trustee that such Security has been acquired by a bona fide purchaser, the Partnership shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously Outstanding. If, after the delivery of such new Security, a bona fide purchaser of the original Security in lieu of which such new Security was issued presents for payment or registration such original Security, the Trustee shall be entitled to recover such new Security from the party to whom it was delivered or any party taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Partnership and the Trustee in connection therewith.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Partnership in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Every new Security issued pursuant to this Section in exchange for any mutilated Security or in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Partnership, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Partnership, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Partnership may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Partnership shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Partnership shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Partnership of such Special Record Date and, in the name and at the expense of the Partnership, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of each applicable series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) of each applicable series are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Partnership may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of either securities exchange or automated quotation system on which such Securities may be listed or traded, and upon such notice as may be required by such exchange, if, after notice given by the Partnership to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         The Partnership shall, prior to 10:30 a.m. (New York City time) on each payment date for principal and premium, if any, and interest, if any, deposit with the Trustee money in immediately available funds sufficient to make cash payments due on the applicable payment date.

Section 308. Persons Deemed Owners

         Prior to due presentment of a Security for registration of transfer, the Partnership, the Trustee and any agent of the Partnership or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Partnership, the Trustee nor any agent of the Partnership or the Trustee shall be affected by notice to the contrary.

         No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Partnership, the Trustee and any agent of the Partnership or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Partnership, the Trustee nor any agent of the Partnership or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 309. Cancellation

         All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Partnership may at any time deliver to the Trustee for cancellation any Security previously authenticated and delivered hereunder which the Partnership may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Security previously authenticated hereunder which the Partnership has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Security held by the Trustee shall be disposed of in accordance with its customary procedures, and the Trustee shall thereafter deliver to the Partnership a certificate with respect to such disposition.

Section 310. Computation of Interest

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months and interest on the Securities for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the number of days elapsed in any partial month.

Section 311. CUSIP Numbers

         The Partnership in issuing the Securities may use "CUSIP" numbers (in addition to the other identification numbers printed on the Securities), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such "CUSIP" numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such "CUSIP" numbers. The Partnership will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture

         This Indenture shall upon Partnership Request cease to be of further effect with respect to Securities (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Partnership, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when

                  (1) either

                                    (A) all such Securities theretofore
                  authenticated and delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Partnership and thereafter repaid to the Partnership or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                                    (B) all such Securities not theretofore
                  delivered to the Trustee for cancellation

                           (i) have become due and payable,

                           (ii) will become due and payable at their Stated
                  Maturity in respect of principal within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Partnership,

and the Partnership in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for this purpose an amount in Dollars sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity of the principal thereof, or the Redemption Date, as the case may be;

                  (2) the Partnership has paid or caused to be paid all other sums payable hereunder by the Partnership with respect to such Securities; and

                  (3) the Partnership has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities (x) the obligations of the Partnership to the Trustee under Section 607, the obligations of each Guarantor under Section 101 of its Guaranty, the obligations of the Trustee to any Authenticating Agent under
Section 614 and the right of the Trustee to resign under Section 610 shall survive, and (y) if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Partnership and/or the Trustee under Sections 402, 606, 701 and 1002 and the last paragraph of Section 1003 shall survive.

Section 402. Application of Trust Money

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Partnership acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V

                                    REMEDIES

Section 501. Events of Default

         "Event of Default", wherever used herein with respect to Securities of a series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of such series at its Maturity; or

                  (3) default in the performance, or breach, of any term, covenant or warranty of the Partnership or any Guarantor in this Indenture or the applicable Guaranty, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Partnership or such Guarantor by the Trustee or to the Partnership or such Guarantor and the Trustee by Holders of at least 25% in principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) the Partnership pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of any order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors; or

                  (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Partnership in an involuntary case, (B) appoints a Custodian of the Partnership or for all or substantially all of its property, or (C) orders the liquidation of the Partnership; and the order or decree remains unstayed and in effect for 90 days.

Section 502. Acceleration of Maturity; Rescission and Annulment

         If an Event of Default with respect to Securities of a series at the time Outstanding occurs and is continuing, then in every such case the Trustee or Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal amount of and accrued but unpaid interest, if any, on all of the Securities of such series to be due and payable immediately, by a notice in writing to the Partnership (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to the Securities of such series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Partnership and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Partnership has paid or deposited with the Trustee a sum sufficient to pay

                                    (A) all overdue interest on all Securities
                  of such series,

                                    (B) the principal of (and premium, if any,
                  on) any Securities of such series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                                    (C) to the extent that payment of such
                  interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities of such series, and

                                    (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent Default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee

         The Partnership covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Partnership will, upon demand of the Trustee, pay to it, for the benefit of Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Partnership fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Partnership, any Guarantor, or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Partnership, any Guarantor, or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of a series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of Holders of the Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim

         In case of any judicial proceeding relative to the Partnership, any Guarantor, or any other obligor upon the Securities, their property or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 505. Trustee May Enforce Claims Without Possession of Securities

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of Holders of the Securities in respect of which such judgment has been recovered.

Section 506. Application of Money Collected

         Any money or property collected or to be applied by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 607;

         SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

         THIRD:  The balance, if any, to the Partnership.

Section 507. Limitation on Suits

         No Holder of any Security of a series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

                  (2) Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered and, if requested, provided to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer and, if requested, provision of security or indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and
             Interest

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 305 and 307) interest on such Security on the Stated Maturity expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Guaranty and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then in every such case, subject to any determination in such proceeding, the Partnership, the relevant Guarantor, the Trustee and Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holders, as the case may be.

Section 512. Control by Holders

         Subject to the provisions of Section 603, Holders of a majority in aggregate principal amount of the Outstanding Securities of a series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such directions if the Trustee in good faith shall determine that the proceeding so directed would involve the Trustee in personal liability or would otherwise be contrary to applicable law.

Section 513. Waiver of Past Defaults

         Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may on behalf of Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except

                  (1) a continuing default in the payment of the principal of or any premium or interest on any Security of such series, or

                  (2) a default in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee, in any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities to which the suit relates, or in any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity expressed by such Security (or, in the case of redemption or repayment, on or after the Redemption Date).

Section 515. Waiver of Usury, Stay or Extension Laws

         The Partnership covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Partnership (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

Section 601. Certain Duties and Responsibilities

         (a) Except during the continuance of an Event of Default with respect to the Securities,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities, and no implied covenants or obligations shall read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may, with respect to the Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default with respect to the Securities of a series has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

         (c) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of a series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults

         If a Default occurs and is continuing with respect to the Securities of a series, the Trustee shall, within 90 days after it occurs, transmit, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of all uncured or unwaived Defaults known to it; provided, however, that, except in the case of a Default in payment on the Securities of any series, the Trustee shall be protected in withholding the notice if and so long as the board of directors, the executive committee or a trust committee of directors or responsible officers of the Trustee determine in good faith that withholding such notice is in the interests of Holders of Securities; provided, further, however, that, in the case of any Default of the character specified in Section 501(3) with respect to the Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence of such Default.

Section 603. Certain Rights of Trustee

         Subject to the provisions of Section 601:

                  (1) the Trustee may rely on and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request, direction, order or demand of the Partnership mentioned herein shall be sufficiently evidenced by a Partnership Request or Partnership Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Partnership, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) the Trustee is not a party to the Registration Rights Agreement and shall be entitled to rely on an Officers' Certificate as to whether Liquidated Damages are owed on the Securities; and

                  (9) the Trustee may request that the Partnership deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any Person authorized to sign an Officers' Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded.

Section 604. Not Responsible for Recitals or Issuance of Securities

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Partnership, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Partnership of the Securities or the proceeds thereof.

Section 605. May Hold Securities

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Partnership, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Partnership with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606. Money Held in Trust

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Partnership.

Section 607. Compensation and Reimbursement

         The Partnership agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder; and

                  (4) the Trustee shall have a claim prior to the Securities as to all property and funds held by it hereunder for any amounts owing it or any predecessor Trustee pursuant to this Section 607, except to funds held in trust for the benefit of Holders of any Securities.

         The obligations of the Partnership under this Section to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder.

         Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(4) or Section 501(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any applicable Bankruptcy Law.

         The provisions of this Section 607 and the obligations of the Partnership thereunder, shall survive payment in full of the Securities, the satisfaction and discharge of this Indenture and any defeasance of the Securities.

Section 608. Disqualification; Conflicting Interests

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609. Corporate Trustee Required; Eligibility

         There shall at all times be a single Trustee hereunder that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus required by the Trust Indenture Act. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor

         No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         The Trustee may resign at any time by giving written notice thereof to the Partnership. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         The Trustee may be removed at any time by Act of Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Partnership. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Partnership, or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Partnership, or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (A) the Partnership, by a Board Resolution, may remove the Trustee, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Partnership, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of Holders of a majority in principal amount of the Outstanding Securities delivered to the Partnership and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and shall supersede the successor Trustee appointed by the Partnership. If no successor Trustee shall have been so appointed by the Partnership or Holders and accepted appointment in the manner required by 611, any Holder who has been a bona fide Holder of a

Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         The Partnership shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 611. Acceptance of Appointment by Successor

                  (1) Every such successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Partnership and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Partnership or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (2) Upon request of any such successor Trustee, the Partnership shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) of this Section.

                  (3) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612. Merger, Conversion, Consolidation or Succession to Business

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613. Preferential Collection of Claims Against Partnership

         If and when the Trustee shall be or become a creditor of the Partnership, any Guarantor, or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Partnership, any such Guarantor, or any such other obligor.

Section 614. Appointment of Authenticating Agent

         The Trustee (upon notice to the Partnership) may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Partnership and shall at all times be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Partnership. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Partnership. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Partnership and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         Except with respect to an Authenticating Agent appointed at the request of the Partnership, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       As Trustee

Date:
      -----------------
                                       By:
                                            ------------------------------------
                                            As Authenticating Agent


                                       By:
                                            ------------------------------------
                                            Authorized Signatory

                                   ARTICLE VII

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND PARTNERSHIP

Section 701. Partnership to Furnish Trustee Names and Addresses of Holders

         The Partnership will furnish or cause to be furnished to the Trustee

                  (1) not later than each Interest Payment Date in each year in respect of the Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of Holders of Securities as of the preceding Regular Record Date in respect of the Securities, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Partnership of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702. Preservation of Information; Communications to Holders

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.



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

         Every Holder of Securities, by receiving and holding the same, agrees with the Partnership and the Trustee that neither the Partnership nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703. Reports by Trustee

         As promptly as practicable after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall mail to each Holder a brief report dated as of May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA
Section 313(b). Prior to delivery to Holders, the Trustee shall deliver to the Partnership a copy of any report it delivers to Holders pursuant to this Section 703.

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Partnership. The Partnership will notify the Trustee when any Securities are listed on any stock exchange.

Section 704. Reports by Partnership

         The Partnership shall:

                  (1) file with the Trustee, within 15 days after the Partnership is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Partnership may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Partnership is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission (unless the Commission will not accept such a filing), in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Partnership with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Partnership pursuant to paragraphs (1) and
(2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.



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

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801. Partnership and Guarantors May Consolidate, Etc., Only on Certain
             Terms

         The Partnership shall not, and shall not permit any Guarantor to, consolidate with or merge into any other Person or sell, lease or transfer its properties and assets as, or substantially as, an entirety to, any Person, unless:

                  (1) (A) in the case of a merger, the Partnership or such Guarantor, as the case may be, is the surviving entity, or (B) the Person formed by such consolidation or into which the Partnership or such Guarantor is merged or the Person which acquires by sale or transfer, or which leases, the properties and assets of the Partnership or such Guarantor as, or substantially as, an entirety must expressly assume, by an indenture supplemental hereto, or a supplement to the applicable Guaranty, as the case may be, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Partnership or such Guarantor, as the case may be, under this Indenture and the Securities, or the applicable Guaranty, as the case may be;

                  (2) the surviving entity or successor Person is a Person organized and existing under the laws of the United States, any State thereof or the District of Columbia;

                  (3) immediately after giving effect to such transaction, no Default or Event of Default exists with respect to any series of Securities; and

                  (4) the Partnership has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, transfer or lease and the supplemental indenture required in connection with such transaction comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802. Successor Substituted

         Upon any consolidation of the Partnership or any Guarantor with, or merger of the Partnership or any Guarantor into, any other Person or any sale, transfer or lease of the properties and assets of the Partnership or any Guarantor as, or substantially as, an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Partnership or such Guarantor is merged or to which such sale, transfer or lease is made shall (and, in the case of a Guarantor, its Guaranty will provide that it shall) succeed to, and be substituted for, and may exercise every right and power of, the Partnership or such Guarantor under this Indenture and the Securities, or the Guaranty of such Guarantor, as the case may be, with the same effect as if such successor Person had been named originally as the Partnership or such Guarantor herein or therein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities, or such Guaranty, as the case may be.



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

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 901. Supplemental Indentures Without Consent of Holders

         Without the consent of any Holders of Securities, the Partnership and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to secure the Securities;

                  (2) to evidence the succession of another Person to the Partnership under this Indenture and the Securities and the assumption by such successor Person of the obligations of the Partnership hereunder;

                  (3) to reflect the addition of any Subsidiary of the Partnership as a Guarantor, or to reflect the release of any Guarantor from its Guaranty, in either case in the manner provided by Article XIV of this Indenture;

                  (4) to add covenants and Events of Default for the benefit of Holders of the Securities or to surrender any right or power conferred by this Indenture upon the Partnership;

                  (5) to add to, change or eliminate any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form;

                  (6) to cure any ambiguity or correct any inconsistency in this Indenture;

                  (7) to amend this Indenture to reopen any series of Securities and issue additional Securities of that series in compliance with Section 301;

                  (8) to evidence the acceptance of appointment by a successor Trustee;

                  (9) to qualify this Indenture under the Trust Indenture Act;

                  (10) to supplement any provisions of this Indenture necessary to permit or facilitate the defeasance and discharge of the Securities, provided that such action does not adversely affect the interests of Holders of Securities; and

                  (11) to comply with the rules or regulations of any securities exchange or automated quotation system on which any of the Securities may be listed or traded.

Section 902. Supplemental Indentures with Consent of Holders

         With the consent of Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, the Partnership and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture, or modifying in any manner the rights of Holders of Securities of such series under this Indenture; provided that the Partnership and the Trustee may not, without the consent of the Holder of each Outstanding Security of any series affected thereby,

                  (1) change the Stated Maturity of the principal of, or of any installment of interest on, any Security of such series, or reduce the principal amount thereof or premium, if any, or the rate of interest thereon, or alter the method of computation of interest;

                  (2) reduce the percentage in principal amount of the Securities of such series required for any such supplemental indenture or for any waiver provided for in this Indenture;

                  (3) change the Partnership's obligation to maintain an office or agency for payment of Securities of such series and the other matters specified herein;

                  (4) impair the right to institute suit for the enforcement of any payment of principal of, premium, if any, or interest on, any Security of such series; or

                  (5) modify any of the provisions of this Indenture relating to the execution of supplemental indentures with the consent of Holders of Securities of such series which are discussed in this Section or modify any provisions relating to the waiver by Holders of Securities of such series of past defaults and covenants, except to increase any required percentage or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security of such series affected thereby.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.



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

Section 905. Conformity with Trust Indenture Act

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906. Reference in Securities to Supplemental Indentures

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Partnership shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Partnership, to any such supplemental indenture may be prepared and executed by the Partnership and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                    ARTICLE X

                                    COVENANTS

Section 1001. Payment of Principal, Premium and Interest

         The Partnership covenants and agrees for the benefit of Holders of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities in accordance with the terms of such Securities and this Indenture.

Section 1002. Maintenance of Office or Agency

         The Partnership will maintain in the Place of Payment an office or agency where the Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Partnership in respect of the Securities and this Indenture may be served. The Partnership will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Partnership shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Partnership hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Partnership may also from time to time designate one or more other offices or agencies in the City of New York where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Partnership of its obligation to maintain an office or agency in the Place of Payment for such purposes. The Partnership will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Partnership hereby permanently designates as the Place of Payment of Securities The City of New York, and initially appoints the Trustee as Paying Agent at its office located at 12



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East 49th Street, 37th Floor, New York, New York 10017, as the Partnership's
office or agency for such purpose in such city.

Section 1003. Money for Securities Payments to Be Held in Trust

         If the Partnership or any of its Subsidiaries shall at any time act as Paying Agent with respect to any series of the Securities, it will, on or before each due date of the principal of or any premium or interest on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Partnership shall have one or more Paying Agents for any series of the Securities, it will, on or prior to each due date of the principal of or any premium or interest on such Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Partnership will promptly notify the Trustee of its action or failure so to act.

         The Partnership will cause the Paying Agent for Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;
(2) give the Trustee notice of any default by the Partnership or any Guarantor (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities; and (3) during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of such Securities.

         The Partnership may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Partnership Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Partnership, any Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Partnership, such Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the state whose escheat laws control, and the Trustee or such Paying Agent shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the state whose escheat laws control, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Partnership as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Partnership cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a



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date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the state whose escheat laws control.

Section 1004. Statement by Officers as to Default

         The Partnership will deliver to the Trustee, within 150 days after the end of each fiscal year of the Partnership ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Partnership or any Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Partnership or any Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1005. Existence

         Subject to Article VIII, the Partnership will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises and those of each Guarantor; provided, however, that neither the Partnership nor any Guarantor shall be required to preserve any such right or franchise if the Partnership shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Partnership or such Guarantor.

Section 1006. Limitations on Liens

         The Partnership will not, nor will it permit any Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property, or upon any shares of capital stock of any Subsidiary owning or leasing any Principal Property, whether owned or leased on the date of this Indenture or thereafter acquired, to secure any Debt of the Partnership or any other Person (other than the Securities issued hereunder), without in any such case making effective provision whereby all of the Securities Outstanding hereunder shall be secured equally and ratably with, or prior to, such Debt so long as such Debt shall be so secured. This restriction shall not apply to:

                  (1) Permitted Liens;

                  (2) any Lien upon any property or assets created at the time of acquisition of such property or assets by the Partnership or any Subsidiary or within one year after such time to secure all or a portion of the purchase price for such property or assets or Debt incurred to finance such purchase price, whether such Debt was incurred prior to, at the time of or within one year after the date of such acquisition;

                  (3) any Lien upon any property or assets to secure all or part of the cost of construction, development, repair or improvements thereon or to secure Debt incurred prior to, at the time of, or within one year after completion of such construction, development, repair or improvements or the commencement of full operations thereof (whichever is later), to provide funds for any such purpose;



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

                  (4) any Lien upon any property or assets existing thereon at the time of the acquisition thereof by the Partnership or any Subsidiary (whether or not the obligations secured thereby are assumed by the Partnership or any Subsidiary); provided, however, that such Lien only encumbers the property or assets so acquired;

                  (5) any Lien upon any property or assets of a Person existing thereon at the time such Person becomes a Subsidiary by acquisition, merger or otherwise; provided, however, that such Lien only encumbers the property or assets of such Person at the time such Person becomes a Subsidiary;

                  (6) any Lien upon any property or assets of the Partnership or any Subsidiary in existence on the Closing Date or provided for pursuant to agreements existing on the Closing Date;

                  (7) Liens imposed by law or order as a result of any proceeding before any court or regulatory body that is being contested in good faith, and Liens which secure a judgment or other court-ordered award or settlement as to which the Partnership or the applicable Subsidiary, as the case may be, has not exhausted its appellate rights;

                  (8) any extension, renewal, refinancing, refunding or replacement (or successive extensions, renewals, refinancing, refunding or replacements) of Liens, in whole or in part, referred to in Clauses (1) through
(7), inclusive, of this Section; provided, however, that any such extension, renewal, refinancing, refunding or replacement Lien shall be limited to the property or assets covered by the Lien extended, renewed, refinanced, refunded or replaced and that the obligations secured by any such extension, renewal, refinancing, refunding or replacement Lien shall be in an amount not greater than the amount of the obligations secured by the Lien extended, renewed, refinanced, refunded or replaced and any expenses of the Partnership and its Subsidiaries (including any premium) incurred in connection with such extension, renewal, refinancing, refunding or replacement; or

                  (9) any Lien resulting from the deposit of moneys or evidence of indebtedness in trust for the purpose of defeasing Debt of the Partnership or any Subsidiary.

         Notwithstanding the foregoing provisions of this Section, the Partnership may, and may permit any Subsidiary to, create, assume, incur or suffer to exist any Lien upon any Principal Property to secure Debt of the Partnership or any Person (other than the Securities) that is not excepted by Clauses (1) through (9), inclusive, of this Section without securing the Securities issued hereunder, provided that the aggregate principal amount of all Debt then outstanding secured by such Lien and all similar Liens, together with all Attributable Indebtedness from Sale-Leaseback Transactions (excluding Sale-Leaseback Transactions permitted by Clauses (1) through (4), inclusive, of
Section 1007), does not exceed 10% of Consolidated Net Tangible Assets.

Section 1007. Restriction of Sale-Leaseback Transaction

         The Partnership will not, and will not permit any Subsidiary to, engage in a Sale-Leaseback Transaction, unless:



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

                  (1) such Sale-Leaseback Transaction occurs within one year from the date of completion of the acquisition of the Principal Property subject thereto or the date of the completion of construction, development or substantial repair or improvement, or commencement of full operations on such Principal Property, whichever is later;

                  (2) the Sale-Leaseback Transaction involves a lease for a period, including renewals, of not more than three years;

                  (3) the Partnership or such Subsidiary would be entitled to incur Debt secured by a Lien on the Principal Property subject thereto in a principal amount equal to or exceeding the Attributable Indebtedness from such Sale-Leaseback Transaction without equally and ratably securing the Securities; or

                  (4) the Partnership or such Subsidiary, within a one-year period after such Sale-Leaseback Transaction, applies or causes to be applied an amount not less than the Attributable Indebtedness from such Sale-Leaseback Transaction to (A) the prepayment, repayment, redemption, reduction or retirement of Pari Passu Debt of the Partnership or any Subsidiary, or (B) the expenditure or expenditures for Principal Property used or to be used in the ordinary course of business of the Partnership or its Subsidiaries.

         Notwithstanding the foregoing provisions of this Section, the Partnership may, and may permit any Subsidiary to, effect any Sale-Leaseback Transaction that is not excepted by Clauses (1) through (4), inclusive, of this Section, provided that the Attributable Indebtedness from such Sale-Leaseback Transaction, together with the aggregate principal amount of then outstanding Debt (other than the Securities) secured by Liens upon Principal Properties not excepted by Clauses (1) through (9), inclusive, of Section 1006, do not exceed 10% of the Consolidated Net Tangible Assets.

Section 1008. Waiver of Certain Covenants

         The Partnership may omit in any particular instance to comply with any term, provision or condition set forth in Section 1005, 1006 or 1007 with respect to the Securities if before the time for such compliance Holders of at least a majority in aggregate principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Partnership and the Guarantors and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 1009. Officers' Certificate as to Liquidated Damages

         The Partnership shall deliver an Officers' Certificate to the Trustee within five Business Days after a Liquidated Damages Event occurs which identifies such Liquidated Damages Event and states the date as of which Liquidated Damages began accruing or will begin to accrue. Promptly upon (i) a Liquidated Damages Event having been cured or (ii) the expiration of the Rule 144(k) Holding Period, the Partnership shall deliver to the Trustee an Officers' Certificate which identifies such Liquidated Damages Event, states that it has been cured or that the Rule



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144(k) Holding Period has expired, as the case may be, and states the date as of which Liquidated Damages ceased accruing or will cease to accrue.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

Section 1101. Optional Redemption

         The Securities of any series will be redeemable, at the option of the Partnership, at any time in whole or from time to time in part, upon not less than 30 and not more than 60 days' notice mailed to each Holder of the Securities of such series to be redeemed at the Holder's address appearing in the Security Register, on any date prior to Maturity at a price equal to (a) 100% of the principal amount thereof plus accrued interest to the Redemption Date (subject to the right of holders of record on the relevant Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date) and (b) a Make-Whole Premium, if any (the "Redemption Price"). In no event will the Redemption Price ever be less than 100% of the principal amount of the Securities redeemed plus accrued interest to the Redemption Date. The Make-Whole Premium will be calculated by an independent investment banking institution of national standing appointed by the Partnership; provided, that if the Partnership fails to make such appointment at least 30 business days prior to the Redemption Date, or if the institution so appointed is unwilling or unable to make such calculation, such calculation will be made by Salomon Smith Barney Inc. or, if such firm is unwilling or unable to make such calculation, by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

         The Partnership has no obligation to redeem or purchase any Securities pursuant to any sinking fund or analogous requirement, or (except as provided in Article V) upon the happening of a specified event, or at the option of a Holder thereof.

Section 1102. Election to Redeem; Notice to Trustee

         The election of the Partnership to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Partnership of less than all the Securities of any series, the Partnership shall, not less than 35 nor more than 60 days prior to the Redemption Date fixed by the Partnership (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of the Securities of such series to be redeemed.

Section 1103. Selection by Trustee of Securities to be Redeemed

         If less than all the Securities of any series are to be redeemed, the particular Securities of such series to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, on a pro rata basis or by any other method which the Trustee deems fair and appropriate and which complies with any securities exchange or other applicable requirements for redemption of portions (equal to the minimum authorized denomination for Securities or any



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

integral multiple thereof) of the principal amount of Securities of a denomination larger than the minimum authorized denomination for Securities.

         The Trustee shall promptly notify the Partnership in writing of the Securities selected for redemption and, in the case of any such Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of the Securities shall relate, in the case of any such Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104. Notice of Redemption

         Notice of redemption shall be given by first-class mail (if international mail, by air mail), postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of the Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of such series are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities of such series to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed shall be given by the Partnership or, at the Partnership's request, by the Trustee in the name and at the expense of the Partnership.

Section 1105. Deposit of Redemption Price

         On or prior to 10:30 a.m. New York City Time on any Redemption Date, the Partnership shall deposit with the Trustee or with a Paying Agent (or, if the Partnership is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.



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

Section 1106. Securities Payable on Redemption Date

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Partnership shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Partnership at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in such Security.

Section 1107. Securities Redeemed in Part

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Partnership or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Partnership and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Partnership shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE XII

                                  NON-RECOURSE

Section 1201. Non-Recourse to the Delegate and the General Partner; No Personal
              Liability of Officers, Directors, Employees or Partners

         Obligations of the Partnership or any Guarantor, as such, under this Indenture, the Securities and any Guaranty are non-recourse to the Delegate, the General Partner, and their respective Affiliates (other than the Partnership and the Guarantors), and payable only out of cash flow and assets of the Partnership and the Guarantors. The Trustee, and each Holder of a Security by its acceptance thereof, will be deemed to have agreed in this Indenture that (1) neither the Delegate, the General Partner nor their assets (nor any of their respective Affiliates other than the Partnership or the Guarantors, nor their respective assets) shall be liable for any of the obligations of the Partnership or the Guarantors under this Indenture, such Securities or any Guaranty, and (2) no director, officer, employee, stockholder, shareholder or unitholder, as such, of the Partnership, the Guarantors, the Trustee, the Delegate, the General Partner or any Affiliate of any of the foregoing entities shall have any personal liability in respect of the obligations of the Partnership or the Guarantors under this Indenture, such Securities or any Guaranty by reason



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of his, her or its status. The agreements set forth in this Section 1201 are part of the consideration for the issuance of the Securities and any Guaranty.

                                  ARTICLE XIII

                            DEFEASANCE OF SECURITIES

Section 1301. Legal Defeasance

         In addition to discharge of the Indenture pursuant to Section 401, the Partnership shall be deemed to have paid and discharged the entire indebtedness on all Securities of a series on the 91st day after the date of the deposit referred to in Clause (1) below, and the provisions of this Indenture with respect to such Securities shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of such Securities and the Partnership's right of optional redemption, (ii) substitution of mutilated, destroyed, lost or stolen Securities, (iii) rights of Holders of such Securities to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor or on the specified redemption dates therefor (but not upon acceleration), (iv) the rights, obligations, duties and immunities of the Trustee hereunder, and the Partnership's and Guarantors' obligations in connection therewith (including, but not limited to, Section 607), (v) the rights, if any, to convert or exchange such Securities, (vi) the rights of Holders of such Securities as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Partnership under Section 1002), and the Trustee, at the expense of the Partnership, shall, upon a Partnership Request, execute proper instruments acknowledging the same, if the conditions set forth below are satisfied (hereinafter, "defeasance"):

                  (1) The Partnership has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust, for the purposes of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of Holders of such Securities (A) cash in an amount, or
(B) U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (C) a combination thereof, certified to be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal and interest and premium, if any, on all such Securities on each date that such principal, interest or premium, if any, is due and payable or on any Redemption Date established pursuant to Clause (3) below;

                  (2) The Partnership has delivered to the Trustee an Opinion of Counsel based on the fact that (A) the Partnership has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and such opinion shall confirm that, Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;



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

                  (3) If such Securities are to be redeemed prior to Stated Maturity, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

                  (4) No Event of Default or Default with respect to any series of Securities shall have occurred and be continuing on the date of such deposit;

                  (5) Such defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all such Securities are in default within the meaning of such Act);

                  (6) Such defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Partnership is a party or by which it is bound;

                  (7) Such defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder; and

                  (8) The Partnership has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

         For this purpose, such defeasance means that the Partnership, the Guarantors, and any other obligor upon the Securities shall be deemed to have paid and discharged the entire debt represented by such Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1303 and the rights and obligations referred to in Clauses (i) through (vii), inclusive, of the first paragraph of this Section, and to have satisfied all its other obligations under such Securities, this Indenture and the Guaranties insofar as such Securities are concerned.

Section 1302. Covenant Defeasance

         The Partnership and any other obligor, including the Guarantors, shall be released on the 91st day after the date of the deposit referred to in Clause
(1) below from its obligations under Sections 704, 801, 1005, 1006 and 1007 with respect to the Securities of a series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration or other action or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Securities, the Partnership and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501, but, except as specified above, the remainder of this Indenture and the Securities shall be unaffected thereby. The following shall be the conditions to application of this Section 1302:

                  (1) The Partnership has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of Holders of such Securities (A) cash in an amount, or (B) U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal and interest and premium, if any, on all such Securities on each date that such principal, interest or premium, if any, is due and payable or on any Redemption Date established pursuant to Clause
(2) below;

                  (2) If such Securities are to be redeemed prior to Stated Maturity, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

                  (3) No Event of Default or Default with respect to any series of Securities shall have occurred and be continuing on the date of such deposit;

                  (4) The Partnership has delivered to the Trustee an Opinion of Counsel which shall confirm that Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same time as would have been the case if such deposit and covenant defeasance had not occurred;

                  (5) Such covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all such Securities are in default within the meaning of such Act);

                  (6) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Partnership is a party or by which it is bound;

                  (7) Such covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder; and

                  (8) The Partnership has delivered to the Trustee an Officers' Certificate and Opinion of Counsel stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

Section 1303. Application by Trustee of Funds Deposited for Payment of
              Securities

         Subject to the provisions of the last paragraph of Section 1003, all moneys or U.S. Government Obligations deposited with the Trustee pursuant to
Section 1301 or 1302 (and all
funds earned on such moneys or U.S. Government Obligations) shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Partnership acting as its own Paying Agent), to Holders of such Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law. Subject to Sections 1301 and 1302, the Trustee shall promptly pay to the Partnership upon Partnership Order any moneys held by it at any time, which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification delivered to the Trustee, are in excess of the amounts required to effect the defeasance with respect to the Outstanding Securities in question.

Section 1304. Repayment to Partnership

         The Trustee and any Paying Agent promptly shall pay or return to the Partnership upon Partnership Request any money and U.S. Government Obligations held by them at any time that are not required for the payment of the principal of and any interest on such Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 1301 or 1302, which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification delivered to the Trustee, are in excess of the amounts required to effect the defeasance with respect to the Outstanding Securities in question.

         The provisions of the last paragraph of Section 1003 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of the Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 1301 or 1302.

Section 1305. Reinstatement

         If the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Partnership and any Guarantor under this Indenture, the applicable Guaranty and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Indenture until such time as the Trustee or the Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article; provided, however, that if the Partnership or any Guarantor has made any payment of principal of or interest on any Securities because of the reinstatement of its obligations, the Partnership or such Guarantor shall be subrogated to the rights of Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or the Paying Agent.

                                   ARTICLE XIV

                             GUARANTY OF SECURITIES

Section 1401. Requirement for Guaranty

                  (1) If any Subsidiary of the Partnership guarantees or becomes a co-obligor in respect of any Funded Debt of the Partnership other than the Securities at any time subsequent to the Closing Date (including, without limitation, following any release of such Subsidiary pursuant to Section 1402 from any Guaranty previously provided by it under this Article XIV), then the Partnership shall (A) cause the Securities to be equally and ratably guaranteed by such Subsidiary, but only to the extent that the Securities are not already guaranteed by such Subsidiary on reasonably comparable terms and (B) cause such Subsidiary to execute and deliver a Guaranty in accordance with clause (2) below.

                  (2) Any Person may become a Guarantor by executing and delivering to the Trustee (A) a Guaranty in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Guarantor and (B) an Opinion of Counsel and Officers' Certificate to the effect that such Guaranty has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

Section 1402. Release of Guaranty

         Notwithstanding anything to the contrary in this Article XIV, in the event that any Guarantor shall no longer be a guarantor of any Funded Debt of the Partnership other than the Securities, and so long as no Default or Event of Default shall have occurred or be continuing, such Guarantor, upon giving written notice to the Trustee to the foregoing effect, shall be deemed to be released from all of its obligations in respect of the Securities and this Indenture without further act or deed and the Guaranty of such Guarantor shall be of no further force or effect. Following the receipt by the Trustee of any such notice, the Partnership shall cause this Indenture to be amended as provided in Section 901; provided, however, that the failure to so amend this Indenture shall not affect the validity of the termination of the Guaranty of such Guarantor.

                                      * * *

         This instrument may be executed with counterpart signature pages or in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                   KINDER MORGAN ENERGY PARTNERS, L.P.

                                   By:  Kinder Morgan G.P., Inc.,
                                        Its General Partner

                                   By:  Kinder Morgan Management, LLC,
                                        Its Delegate

                                   By:  /s/ Joseph Listengart
                                        --------------------------------------
                                        Name:  Joseph Listengart
                                        Title: Vice President, General Counsel
                                               and Secretary

                                   WACHOVIA BANK, NATIONAL ASSOCIATION


                                   By:  /s/ R. Douglas Milner
                                        --------------------------------------
                                        R. Douglas Milner
                                        Vice President

                                     ANNEX A

                              "GUARANTY PROVISIONS"

Section 101. Unconditional Guaranties

                  (1) For value received, the undersigned Guarantors, jointly and severally, hereby fully, unconditionally and absolutely guarantee to Holders and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Partnership, when and as such principal, premium, if any, and interest shall become due and payable, whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise, according to the terms of the Securities and the Indenture.

                  (2) Failing payment when due of any amount guaranteed pursuant to the Guaranties, for whatever reason, each Guarantor will be obligated to pay the same immediately. Each guaranty hereunder is intended to be a general, unsecured, senior obligation of each undersigned Guarantor and will rank pari passu in right of payment with all Debt of each such Guarantor that is not, by its terms, expressly subordinated in right of payment to such guaranty of such Guarantor. Each of the undersigned Guarantors hereby agrees that its obligations hereunder shall be full, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Securities, this Guaranty or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Partnership, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each of the undersigned Guarantors hereby agrees that in the event of a default in payment of the principal of, or premium, if any, or interest on the Securities, whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise, legal proceedings may be instituted by the Trustee on behalf of Holders or, subject to Section 507 of the Indenture, by Holders, on the terms and conditions set forth in the Indenture, directly against each of the Guarantors to enforce this Guaranty without first proceeding against the Partnership.

                  (3) The obligations of each undersigned Guarantor under this Guaranty shall be as aforesaid full, unconditional and absolute and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation (A) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Partnership or any Guarantor contained in the Securities, the Indenture or any other Guaranty, (B) any impairment, modification, release or limitation of the liability of the Partnership, any Guarantor or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (C) the assertion or exercise by the Partnership, any Guarantor or the Trustee of any rights or remedies under the Securities, the Indenture or any other Guaranty or their delay in or failure to assert or exercise any such rights or remedies, (D) the assignment or the purported assignment of any property as security for the Securities, including all or any part of the rights of the Partnership or any Guarantor under the Indenture or any other Guaranty, (E) the extension of the time for payment by the Partnership or any Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of the Securities, the Indenture or any other Guaranty or of the time for performance by the Partnership or any Guarantor of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (F) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Partnership or any Guarantor set forth in the Indenture or any other Guaranty, (G) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Partnership or any of the Guarantors or any of their respective assets, or the disaffirmance of the Securities, this Guaranty or the Indenture or any other Guaranty in any such proceeding, (H) the release or discharge of the Partnership or any Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (I) the unenforceability of the Securities, this Guaranty, any other Guaranty or the Indenture or (J) any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

                  (4) Each of the undersigned Guarantors hereby (A) waives diligence, presentment, demand of payment, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Partnership or a Guarantor, and all demands whatsoever, (B) acknowledges that this Guaranty may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any Securities without notice to them and (C) covenants that its guaranty hereunder will not be discharged except by complete performance. Each undersigned Guarantor further agrees that if at any time all or any part of any payment hereunder theretofore applied by any Person is, or must be, rescinded or returned for any reason whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of the Partnership or such Guarantor, this Guaranty shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

                  (5) Each undersigned Guarantor shall be subrogated to all rights of Holders and the Trustee against the Partnership in respect of any amounts paid by such Guarantor pursuant to the provisions of the Indenture or this Guaranty, provided, however, that no Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until all of the Securities and this Guaranty shall have been paid in full or discharged.

                  (6) A director, officer, employee or stockholder, as such, of any Guarantor shall not have any liability for any obligations of such Guarantor under the Indenture or this Guaranty, or for any claim based on, in respect of or by reason of such obligations or their creation.

Section 102. Limitation of Guarantor's Liability

         Each undersigned Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to this

Guaranty not constitute a fraudulent transfer or conveyance for purposes of any federal, state or foreign law. To effectuate the foregoing intention, Holders and each Guarantor hereby irrevocably agree that the obligations of each Guarantor under this Guaranty shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Guaranty or pursuant to Section 103, result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law.

Section 103. Contribution

         In order to provide for just and equitable contribution among all Guarantors, the undersigned Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under its Guaranty, such Funding Guarantor shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by the Funding Guarantor in discharging the Partnership's obligations with respect to the Securities or any other Guarantor's obligations with respect to its Guaranty.

Section 104. Execution and Delivery of Guaranties

         To further evidence the guaranty set forth in Section 101, each undersigned Guarantor hereby agrees that a notation relating to such guaranty (in substantially the form hereinbelow set forth) shall be endorsed on each Security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of two officers of the Guarantor.

         Each of the undersigned Guarantors hereby agrees that its guaranty set forth in Section 101 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation relating to such guaranty.

         If an officer of a Guarantor whose signature is on this Guaranty or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, such Guarantor's Guaranty of such Security shall be valid nevertheless.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Guaranty on behalf of the Guarantor.

Section 105. Consent to Jurisdiction and Service of Process

         Each undersigned Guarantor that is not organized under the laws of the United States (including the States and the District of Columbia) (each a "Non-U.S. Guarantor") hereby appoints the principal office of CT Corporation System in The City of New York which, on the date hereof, is located at 1633 Broadway, New York, New York 10019, as the authorized agent thereof (the "Authorized Agent") upon whom process may be served in any action, suit or proceeding arising out of or based on the Indenture or this Guaranty or the Securities which may be instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, in either case in The Borough of Manhattan, The City of

New York, by the Holder of any Security, and each Non-United States Guarantor hereby waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and expressly and irrevocably accepts and submits, for the benefit of Holders from time to time of the Securities, to the nonexclusive jurisdiction of any such court in respect of any such action, suit or proceeding, for itself and with respect to its properties, revenues and assets. Such appointment shall be irrevocable unless and until the appointment of a successor authorized agent for such purpose, and such successor's acceptance of such appointment, shall have occurred. Each Non-U.S. Guarantor agrees to take any and all actions, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent with respect to any such action shall be deemed, in every respect, effective service of process upon any such Non-U.S. Guarantor. Notwithstanding the foregoing, any action against any Non-U.S. Guarantor arising out of or based on any Security may also be instituted by the Holder of such Security in any court in the jurisdiction of organization of such Non-U.S. Guarantor, and such Non-U.S. Guarantor expressly accepts the jurisdiction of any such court in any such action. The Partnership shall require the Authorized Agent to agree in writing to accept the foregoing appointment as agent for service of process.

Section 106. Waiver of Immunity

         To the extent that any Non-U.S. Guarantor or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Indenture or this Guaranty or the Securities, such Non-U.S. Guarantor, to the maximum extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

Section 107. Judgment Currency

         Each Non-U.S. Guarantor agrees to indemnify the Trustee and each Holder against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than Dollars and as a result of any variation as between (A) the rate of exchange at which the Dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (B) the spot rate of exchange in The City of New York at which the Trustee or such Holder on the date of payment of such judgment or order is able to purchase Dollars with the amount of the Judgment Currency actually received by the Trustee or such Holder. The foregoing indemnity shall constitute a separate and independent obligation of each Non-U.S. Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, Dollars.

Section 108. Definitions

         All capitalized terms used herein and not defined herein that are defined in the Indenture are used herein as so defined.

         "Adjusted Net Assets" of a Guarantor at any date means the amount by which the fair value of the property of such Guarantor at such date exceeds the total amount of liabilities, including, without limitation, the probable amount of contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date) of such Guarantor at such date, but excluding liabilities under the Guaranty of such Guarantor.

                          FORM OF GUARANTY ENDORSEMENT

         Each Guarantor (which term includes any successor Person under the Guaranty, defined below), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and in a certain Guaranty dated [_____________________] (the "Guaranty"), and subject to the provisions in the Indenture and the Guaranty, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Partnership.

         The obligations of the Guarantors to Holders of Securities and to the Trustee pursuant to the Guaranty and the Indenture are expressly set forth in
Article XIV of the Indenture and in the Guaranty, and reference is hereby made to the Indenture and the Guaranty for the precise terms of such obligations.

                                       [SIGNATURES]

                                     ANNEX B

                         FORM OF CERTIFICATE OF TRANSFER

Kinder Morgan Energy Partners, L.P.
One Allen Center, Suite 1000
500 Dallas Street
Houston, Texas 77002
Telecopier No.: (713) 369-9410
Attention: Secretary

Wachovia Bank, National Association,
as Trustee and Security Registrar
12 East 49th Street, 37th Floor
New York, NY 10017
Attention: Corporate Trust Administration

         Re: [5.35% Senior Notes due 2007] [7.30% Senior Notes due 2033] of Kinder Morgan Energy Partners, L.P. (the "Securities")

         Reference is made to the Indenture, dated as of August 19, 2002 (the "Indenture"), between Kinder Morgan Energy Partners, L.P. (the "Partnership"), and Wachovia Bank, National Association, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as therein so defined.

         The undersigned (the "Transferor") owns and proposes to transfer the Security[ies] or beneficial interest in such Security[ies] specified in Annex A hereto, in the principal amount of $__________ (the "Transfer"), to _______________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies to the Partnership and the Trustee that:

                             [CHECK ALL THAT APPLY]

                  (1) [ ] CHECK IF THE TRANSFER IS PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Security[ies] is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Security[ies] for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Security[ies] will be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the appropriate Global Security and/or Definitive Security and in the Indenture and the Securities Act.

                  (2) [ ] Check if the TransferEE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A REGULATION S GLOBAL SECURITY OR A DEFINITIVE SECURITY pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and (iv) the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than a Purchaser). Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Security[ies] will be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the appropriate Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

                  (3) [ ] Check and complete if Transferee will take delivery of a beneficial interest in a Restricted Global Security or of a Restricted Definitive Security pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

                           (a) [ ] such Transfer is being effected pursuant to
                  and in accordance with Rule 144 under the Securities Act;

                                       or

                           (b) [ ] such Transfer is being effected to the
                  Partnership or a subsidiary thereof;

                                       or

                           (c) [ ] such Transfer is being effected pursuant to
                  an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

                           (d) [ ] such Transfer is being effected pursuant to
                  an exemption under the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904 to a Person who is an Institutional Accredited Investor and the Transferor further certifies that the transfer complies with the transfer restrictions applicable to the Restricted Global Securities or the Restricted Definitive Securities bearing the legend set forth in Section 305(g)(1) of the Indenture and the requirements of the exemption claimed, which certification is supported by (i) if such Transfer is in respect of a principal amount of Securities at the time of transfer of $250,000 or more, a certificate executed by the Transferee containing certain representations and agreements relating to the Transfer (the form of which can be obtained from the Trustee), or (ii) if such Transfer is in respect of a principal amount of Securities at the time of Transfer of less than $250,000,
                  (A) the certificate referenced in clause (i) above and (B) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that (1) such Transfer is in compliance with the Securities Act and (2) such Transfer complies with any applicable blue sky securities laws of any state of the United States;

                  (4) [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY OR OF AN UNRESTRICTED DEFINITIVE SECURITY.

                           (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144.
                  (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Security[ies] will no longer be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture.

                           (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION
                  S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States, and (ii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Security[ies] will no longer be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture.

                           (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER
                  EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States, and (ii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Security[ies] will not be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the Restricted Global Securities or Restricted Definitive Securities and in the Indenture.

         This certificate and the statements contained herein are made for the benefit of the Partnership and the Trustee.

                                       -----------------------------------------
                                       [Insert Name of Transferor]

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

Dated:
                                                                     -----------

                       ANNEX A TO CERTIFICATE OF TRANSFER

The Transferor owns and proposes to transfer the following: [CHECK ONE]

         (a)      a beneficial interest in:

                  [ ] a Regulation S Global Security; or

                  [ ] another Restricted Global Security; or

         (b)      [ ] a Restricted Definitive Security.

After the Transfer the Transferee will hold: [CHECK ONE]

         (a)      a beneficial interest in:

                  [ ] a Regulation S Global Security; or

                  [ ] another Restricted Global Security; or

                  [ ] Unrestricted Global Security; or

         (b)      [ ] a Restricted Definitive Security; or

         (c)      [ ] an Unrestricted Definitive Security,

in accordance with the terms of the Indenture.

                                     ANNEX C

                         FORM OF CERTIFICATE OF EXCHANGE


Kinder Morgan Energy Partners, L.P.
One Allen Center, Suite 1000
500 Dallas Street
Houston, Texas 77002
Telecopier No.: (713) 369-9410
Attention: Secretary

Wachovia Bank, National Association,
as Trustee and Security Registrar
12 East 49th Street, 37th Floor
New York, NY 10017
Attention: Corporate Trust Administration

         Re: [5.35% Senior Notes due 2007] [7.30% Senior Notes due 2033] of Kinder Morgan Energy Partners, L.P. (the "Securities"

         Reference is made to the Indenture, dated as of August 19, 2002 (the "Indenture"), between Kinder Morgan Energy Partners, L.P. (the "Partnership"), and Wachovia Bank, National Association, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as therein so defined.

         The undersigned (the "Owner") owns and proposes to exchange the Security[ies] or beneficial interest in such Security[ies] specified herein, in the principal amount of $__________ (the "Exchange"). In connection with the Exchange, the Owner hereby certifies to the Partnership and the Trustee that:

         EXCHANGE OF RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL SECURITY FOR UNRESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL SECURITY

                  (1) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act, and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (2) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO UNRESTRICTED DEFINITIVE SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for an Unrestricted Definitive Security in an equal principal amount, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act, and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (3) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Owner's Exchange of a Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act,
         (iii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act, and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (4) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO UNRESTRICTED DEFINITIVE SECURITY. In connection with the Owner's Exchange of a Restricted Definitive Security for an Unrestricted Definitive Security in an equal principal amount, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Restricted Securities Legend are not required in order to maintain compliance with the Securities Act, and
         (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         EXCHANGE OF RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES FOR RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES

                  (5) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO RESTRICTED DEFINITIVE SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Security is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.

                  (6) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner's Restricted Definitive Security for a beneficial interest in a Restricted Global Security with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Restricted Securities Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

         This certificate and the statements contained herein are made for the benefit of the Partnership and the Trustee.

                                       [Insert Name of Owner]


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:

Dated:
      ------------------